UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.              )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under §240.14a-12

CytRx Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CytRx Corporation

11726 San Vicente Boulevard, Suite 650

Los Angeles, California 90049

August 7, 2020

Dear Stockholder:

You are cordially invited to attend the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of CytRx Corporation, a Delaware corporation (the “Company”). The meeting will be held at the Company’s corporate offices, 11726 San Vicente Boulevard, Suite 650, Los Angeles, CA 90049, at 10:00 A.M., local time, on Thursday, September 3, 2020.

The Notice of Meeting and the Proxy Statement on the following pages cover the formal business of the Annual Meeting.

Your vote will be especially important this year because Jerald A. Hammann, who as of July 15, 2020 beneficially owned 43,703 shares of our common stock, par value $0.001 per share (the “Common Stock”) (representing approximately 0.1% of our total outstanding shares), has notified us of his intention to nominate himself for election as a Class II director at the Annual Meeting. You may have received proxy solicitation materials from Mr. Hammann. Our board of directors (the “Board”) recommends that you disregard them. We are not responsible for the accuracy of any information provided by or relating to Mr. Hammann contained in any proxy solicitation material filed or disseminated by, or on behalf of, Mr. Hammann or any other statement that Mr. Hammann has made or may otherwise make. We strongly urge you to read the accompanying Notice of Meeting and Proxy Statement carefully and vote “FOR” the nominees proposed by our Board and in accordance with the Board’s recommendations on the other proposals by using the enclosed BLUE proxy card. If you have previously voted using a proxy card sent to you by Mr. Hammann in connection with the Annual Meeting, you can revoke it at any time prior to the Annual Meeting by voting on the enclosed BLUE proxy card. If your shares are held for you by a broker, bank or other nominee, it is critical that you cast your vote by instructing your broker, bank or other nominee using the BLUE voting instruction form provided on how to vote if you want your vote to be counted at the Annual Meeting.

Only your latest dated, signed proxy card or voting instruction form will be counted. Any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in the Proxy Statement. THE BOARD STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD OR VOTING INSTRUCTION FORM THAT YOU MAY RECEIVE FROM MR. HAMMANN OR ANY PERSON OTHER THAN THE COMPANY. Any proxy you sign from Mr. Hammann for any reason could invalidate previous BLUE proxy cards sent by you to support the Board’s nominees and recommendations.

On June 12, 2020, the Company filed a proxy statement that describes the proposals to be voted on at the Annual Meeting. The Company subsequently decided to file a new proxy statement to include, among other things, disclosures regarding Mr. Hammann’s nomination notice. The Company has also decided to postpone the Annual Meeting from July 30, 2020 to September 3, 2020 and to remove from the proxy statement the proposal to amend our Restated Certificate of Incorporation (as amended) to increase the number of authorized shares. Accordingly, we are furnishing to you, together with this letter, an updated Notice of Meeting and Proxy Statement as well as a new BLUE proxy card or voting instruction form for the purpose of casting your vote. THE WHITE PROXY CARDS DISTRIBUTED BY THE COMPANY IN CONNECTION WITH ITS PROXY STATEMENT FIRST MADE AVAILABLE ON OR ABOUT JUNE 12, 2020 DID NOT CONTEMPLATE A CONTESTED SOLICITATION AND HAVE BEEN VOIDED, AND YOU MUST COMPLETE AND SUBMIT A BLUE PROXY CARD OR VOTING INSTRUCTION FORM OR SUBMIT YOUR PROXY BY TELEPHONE OR INTERNET BY FOLLOWING THE INSTRUCTIONS INCLUDED IN THE BLUE PROXY CARD OR VOTING INSTRUCTION FORM IN ORDER TO SUPPORT THE BOARD’S NOMINEES AND RECOMMENDATIONS AT THE ANNUAL MEETING.

Given the current environment related to the COVID-19 pandemic, we will enforce the appropriate social distancing protocols and request that all stockholders wear an appropriate face covering. In addition, the Company will employ a screener to conduct temperature checks of all attendees prior to allowing admission to the Annual Meeting.

Your vote is very important, no matter how many or how few shares you own. Whether or not you plan to attend or participate in the Annual Meeting, we encourage you to read the Proxy Statement and vote your shares by completing, signing, dating and returning the enclosed BLUE proxy card as soon as possible. For specific instructions on how to vote your shares, please refer to the section in the Proxy Statement entitled “How can I vote my shares?” and the instructions on the BLUE proxy card or the proxy materials you receive from your broker, bank or other nominee.

If you have any questions or require any assistance with voting your BLUE proxy card, please contact the Company’s proxy solicitor, at the contact listed below:

Saratoga Proxy Consulting, LLC

520 8th Avenue, 14th Floor

New York, NY 10018

Stockholders Call Toll Free: (888) 368-0379

Banks and Brokers Call Collect: (212) 257-1311

Email: info@saratogaproxy.com

Thank you.

Sincerely,

/s/ Steven A. Kriegsman
Steven A. Kriegsman
Chairman and Chief Executive Officer

CytRx Corporation

11726 San Vicente Boulevard, Suite 650

Los Angeles, California 90049

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held on September 3, 2020

Notice is hereby given to the holders of common stock, $0.001 par value per share (the “Common Stock”), of CytRx Corporation, a Delaware Corporation (the “Company”), that the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) will be held at at the Company’s corporate offices, 11726 San Vicente Boulevard, Suite 650, Los Angeles, CA 90049, at 10:00 A.M., local time, on Thursday, September 3, 2020 for the following purposes:

●	The election of one Class I director to serve until the 2022 Annual Meeting of Stockholders;

●	The election of one Class II director to serve until the 2023 Annual Meeting of Stockholders;

●	The ratification of the appointment of Weinberg & Company as our independent registered public accounting firm for the fiscal year ending December 31, 2020; and

●	The transaction of such other business as may properly come before the Annual Meeting and at any postponement or adjournment thereof.

You are cordially invited to attend the Annual Meeting in person. In accordance with our security procedures, all persons attending the Annual Meeting will be required to present a form of government-issued photo identification. If you hold your shares in “street name,” you must also provide proof of ownership (such as a recent brokerage statement). If you are a holder of record and attend the Annual Meeting, you may vote by ballot in person even if you have previously returned your proxy card. If you hold your shares in “street name” and wish to vote in person, you must provide a “legal proxy” from your broker, bank or other nominee.

Given the current environment related to the COVID-19 pandemic, we will enforce the appropriate social distancing protocols and request that all stockholders wear an appropriate face covering. In addition, the Company will employ a screener to conduct temperature checks of all attendees prior to allowing admission to the Annual Meeting.

Our board of directors (the “Board”) has set the close of business on August 21, 2020 as the record date for determining stockholders of the Company entitled to notice of and to vote at the Annual Meeting and at any postponement or adjournment thereof. Such stockholders are urged to complete and submit the enclosed BLUE proxy card, even if his or her shares have been sold after such date. If your broker, bank or other nominee is the holder of record of your shares (i.e., your shares are held in “street name”), you will receive a BLUE voting instruction form from the holder of record. You must follow those instructions in order for your shares to be voted. We recommend that you instruct your broker, bank or other nominee to vote your shares in favor of the items listed on the enclosed BLUE proxy card.

EVEN IF YOU CANNOT ATTEND THE ANNUAL MEETING, PLEASE TAKE THE TIME TO PROMPTLY VOTE YOUR PROXY BY CAREFULLY FOLLOWING THE INSTRUCTIONS ON THE BLUE PROXY CARD. Even if you plan to attend the Annual Meeting, we recommend that you vote using the enclosed BLUE proxy card prior to the Annual Meeting to ensure that your shares will be represented. The accompanying Proxy Statement provides detailed information about the matters to be considered at the Annual Meeting. As you may know, Jerald A. Hammann, who as of July 15, 2020 beneficially owned 43,703 shares of our Common Stock (representing approximately 0.1% of our total outstanding shares), has notified us of his intention to nominate himself for election as a Class II director at the Annual Meeting. Your Board strongly believes that Mr. Hammann’s actions are not in the best interests of stockholders. Accordingly, we strongly urge you to reject Mr. Hammann’s efforts to gain representation on the Board.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ELECTION OF THE BOARD’S NOMINEES AND “FOR” THE OTHER PROPOSALS USING THE ENCLOSED BLUE PROXY CARD. THE BOARD URGES YOU NOT TO SIGN, RETURN OR VOTE ANY PROXY CARD THAT MAY BE SENT TO YOU BY MR. HAMMANN.

By Order of the Board of Directors,

/s/ John Y. Caloz
John Y. Caloz
Chief Financial Officer

August 7, 2020

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting

to Be Held on September 3, 2020:

The proxy materials for the Annual Meeting, including the Annual Report and the Proxy Statement,

are available at https://materials.proxyvote.com/232828.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED BLUE PROXY PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE (OR USE TELEPHONE OR INTERNET VOTING PROCEDURES, IF AVAILABLE THROUGH YOUR BROKER). IF YOU ATTEND THE ANNUAL MEETING AND WISH TO DO SO, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.

If you have any questions or require any assistance with voting your BLUE proxy card, please contact the Company’s proxy solicitor, at the contact listed below:

Saratoga Proxy Consulting, LLC

520 8th Avenue, 14th Floor

New York, NY 10018

Stockholders Call Toll Free: (888) 368-0379

Banks and Brokers Call Collect: (212) 257-1311

Email: info@saratogaproxy.com

CytRx Corporation

11726 San Vicente Boulevard, Suite 650

Los Angeles, California 90049

To Be Held September 3, 2020

PROXY STATEMENT

GENERAL INFORMATION

This Proxy Statement is furnished to holders of common stock, $0.001 par value per share (the “Common Stock”), of CytRx Corporation, a Delaware corporation (“we,” “us,” “our,” “CytRx” or the “Company”), in connection with the solicitation of proxies by our board of directors (the “Board”) for use at our 2020 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the Company’s corporate offices, 11726 San Vicente Boulevard, Suite 650, Los Angeles, CA 90049, at 10:00 A.M., local time, on Thursday, September 3, 2020 and at any postponement or adjournment thereof.

This Proxy Statement and the accompanying proxy materials are first being furnished to our stockholders on or about August 7, 2020. Our Board is asking you to vote your shares as described below. If you attend the Annual Meeting in person, you may vote at the Annual Meeting even if you have previously submitted a proxy. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a legal proxy issued in your name from that record holder.

This Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2019 (the “Annual Report”) are available on the Internet at: http://www.cytrx.com/investor-relations/sec-filings/.

When and where will the Annual Meeting be held?

The Annual Meeting will be held at the Company’s corporate offices, 11726 San Vicente Boulevard, Suite 650, Los Angeles, CA 90049, at 10:00 A.M., local time, on Thursday, September 3, 2020.

On June 12, 2020, the Company filed a proxy statement that describes the proposals to be voted on at the Annual Meeting. The Company subsequently decided to file a new proxy statement to include, among other things, disclosures regarding the nomination notice submitted by Jerald A. Hammann. The Company has also decided to postpone the Annual Meeting from July 30, 2020 to September 3, 2020 and to remove from the proxy statement the proposal to amend our Restated Certificate of Incorporation (as amended) to increase the number of authorized shares.

Why am I receiving this Proxy Statement?

The Board is soliciting your proxy to vote at the Annual Meeting because you own shares of the Company’s Common Stock at the close of business on August 21, 2020 (the “Record Date”), for determining stockholders of the Company entitled to notice of and to vote at the Annual Meeting. We request that you promptly use the enclosed BLUE proxy card to vote, by telephone, Internet or mail, in the event you desire to express your support of or opposition to the proposals.

What is a proxy?

A proxy is the legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. We have designated Ms. Cristina Newman, our Corporate Secretary, and Mr. John Y. Caloz, our Chief Financial Officer, as proxy holders for the Annual Meeting. By completing, signing, dating and returning the accompanying BLUE proxy card, you are authorizing Ms. Newman and Mr. Caloz, or either of them, to vote your shares at the Annual Meeting as you have instructed them on the BLUE proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is advisable to complete, sign, date and return your proxy card before the Annual Meeting date just in case your plans change. You may vote, in person, at the Annual Meeting even if you have previously returned a proxy.

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What is a Proxy Statement?

This Proxy Statement is a document that regulations of the Securities and Exchange Commission (the “SEC”) require us to give you when we ask you to sign a proxy card designating Ms. Newman and Mr. Caloz as proxies to vote on your behalf.

What is in this Proxy Statement?

This Proxy Statement describes the proposals on which we would like you, as a stockholder, to vote at the Annual Meeting. It gives you information on the proposals, as well as other information about us, so that you can make an informed decision.

What am I voting on?

Proposal 1: Election of Directors

●	The election of one Class I director to serve until the 2022 Annual Meeting of Stockholders; and

●	the election of one Class II director to serve until the 2023 Annual Meeting of Stockholders.

Proposal 2: Ratification of the appointment of Weinberg & Company (“Weinberg”) as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

Who is soliciting my proxy?

The Board, on behalf of the Company, is soliciting your proxy to vote your shares of Common Stock on all matters scheduled to come before the Annual Meeting, whether or not you attend the meeting. By completing, signing, dating and returning the BLUE proxy card or voting instruction form, or by transmitting your proxy and voting instructions over the Internet or by telephone, you are authorizing the proxy holders to vote your shares of Common Stock at the Annual Meeting as you have instructed. Proxies will be solicited on behalf of the Board by the Company’s directors, director nominees and certain executive officers of the Company. Such persons are listed in Annex A to this Proxy Statement.

Additionally, the Company has retained Saratoga Proxy Consulting, LLC (“Saratoga”), a proxy solicitation firm, which may solicit proxies on the Board’s behalf. You may also be solicited through press releases, investor presentations or other communications issued by us, postings on our corporate website or other websites or otherwise. Unless expressly indicated otherwise, information contained on our corporate website is not part of this Proxy Statement. In addition, none of the information on the other websites, if any, listed in this Proxy Statement is part of this Proxy Statement. Such website addresses are intended to be inactive textual references only.

Who is entitled to vote at and attend the Annual Meeting?

Only stockholders of record at the close of business on August 21, 2020, the Record Date, are entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement thereof. Due to the COVID-19 pandemic, attendees this year will be required to wear a face covering and adhere to social distancing requirements.

Attendance at the Annual Meeting will be limited to stockholders or their proxy holders. If you are a proxy holder for a stockholder whose shares are registered in his or her name, you must provide a copy of the proxy from the stockholder of record. If you hold shares through a broker, bank or similar organization, you must provide proof of beneficial ownership as of the close of business on the Record Date, such as a brokerage or bank account statement, a copy of the proxy from the broker or other agent, or other similar evidence of ownership. Each attendee must also present valid photo identification, such as a driver’s license or passport. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting.

How can I vote my shares?

Whether you hold shares as a stockholder of record or a beneficial owner, you may direct how your shares are voted by the following means:

(1) By mail — If you are a stockholder of record, you may vote by completing, signing and dating the enclosed BLUE proxy card where indicated and returning it in the prepaid envelope included with the BLUE proxy card. Proxy cards submitted by mail must be received by the time of the meeting in order for your shares to be voted. If you are a beneficial owner whose shares are held in “street name” through a broker, bank or other nominee, you may vote by mail by completing, signing and dating the voting instructions in the notice provided by your broker, bank or other nominee and mailing it in the accompanying pre-addressed envelope.

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(2) By telephone — If you are a stockholder of record, you may submit your proxy by calling 1-800-690-6903 specified on your paper copy of the BLUE proxy card you received if you received a printed set of the proxy materials. If you are a beneficial owner whose shares are held in “street name” through a broker, bank or other nominee, please follow the instructions on your voting instruction form. You must have your sixteen digit control number that appears on your proxy card or voting instruction form available when submitting your proxy over the telephone.

(3) By Internet — You may also submit your proxy or voting instructions over the Internet by following the instructions included on the BLUE proxy card or BLUE voting instruction form.

If your control number is not recognized, please refer to your proxy card or voting instruction form for specific voting instructions.

(4) In Person — Shares held in your name as the stockholder of record may be voted in person at the Annual Meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, bank or other nominee that holds your shares as of the Record Date, indicating that you were a beneficial owner of shares as of the close of business on such date and the number of shares that you beneficially owned at that time. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions by mail, telephone or Internet before the Annual Meeting date just in case your plans change.

If you have any questions or require assistance in submitting a proxy for your shares, please call Saratoga at (888) 368-0379 (toll free for stockholders) or (212) 257-1311 (call collect for banks and brokers).

What does it mean if I receive more than one set of proxy materials or BLUE proxy card from the Company?

Because Mr. Hammann has notified the Board of his intention to nominate himself for election as a Class II director in opposition to the nominee recommended by the Board, we may conduct multiple mailings prior to the Annual Meeting to ensure stockholders have our latest proxy information and materials to vote. In that event, we will send you a new BLUE proxy card or voting instruction form with each mailing, regardless of whether you have previously voted. On or about June 12, 2020, the Company filed and made available a definitive proxy statement, including a white proxy card, that did not contemplate that the Annual Meeting and related solicitation would be contested. Due to the Annual Meeting and related solicitation now being considered contested, any white proxy cards that were distributed to stockholders by the Company have been voided and will have no effect on the Annual Meeting. As a result, if you or your agent previously completed and delivered a white proxy card distributed by the Company or submitted your proxy by following the instructions in the white proxy card distributed by the Company, such white proxy card has been voided, and you must complete and send the BLUE proxy card or voting instruction form or submit your proxy by telephone or Internet by following the instructions in the BLUE proxy card or voting instruction form in order to support the Board’s nominees and recommendations at the Annual Meeting. You may also receive more than one set of proxy materials, including multiple BLUE proxy cards, if you hold shares that are registered in more than one account—please vote the BLUE proxy card for every account you own. The latest dated proxy you submit will be counted, and IF YOU WISH TO VOTE AS RECOMMENDED BY THE BOARD, THEN YOU SHOULD ONLY SUBMIT BLUE PROXY CARDS AND DISREGARD ANY PROXY CARD SENT TO YOU BY MR. HAMMANN.

Has the Company previously mailed any materials in connection with the Annual Meeting that are now ineffectual or otherwise voided?

Yes. On or about June 12, 2020, the Company filed and made available a definitive proxy statement, including a white proxy card, that did not contemplate that the Annual Meeting and related solicitation would be contested. Due to the Annual Meeting and related solicitation now being considered contested, any white proxy cards that were distributed to stockholders by the Company have been voided and will have no effect on the Annual Meeting. As a result, if you or your agent previously completed and delivered a white proxy card distributed by the Company or submitted your proxy by following the instructions in the white proxy card distributed by the Company, such white proxy card has been voided, and you must complete and send the BLUE proxy card or voting instruction form or submit your proxy by telephone or Internet by following the instructions in the BLUE proxy card or voting instruction form in order to support the Board’s nominees and recommendations at the Annual Meeting.

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Has the Company received notice from one or more stockholders that they are intending to nominate director candidates or bring proposals at the Annual Meeting?

Yes. Based on recently available public filings, Mr. Hammann has indicated beneficial ownership of 43,703 shares of our Common Stock (representing approximately 0.1% of our total outstanding shares), and Mr. Hammann has delivered notice to the Company of its intention to nominate himself to the Board for election as a Class II director in opposition to the nominee recommended by the Board.

The Board strongly urges you NOT to sign or return any proxy cards or voting instruction forms that you may receive from Mr. Hammann, including to vote “withhold” with respect to his nominee. If you wish to vote pursuant to the recommendation of the Board, you should disregard any proxy card that you receive other than the BLUE proxy card.

If I delivered to the Company its previous white proxy card, then do I still need to send the Company the BLUE proxy card?

Yes. The Company’s white proxy card previously distributed to stockholders in connection with the Annual Meeting has been voided and will have no effect on the Annual Meeting. If you or your agent previously completed and delivered a white proxy card distributed by the Company, such white proxy card has been voided, and you must complete and send the BLUE proxy card or voting instruction form or submit your proxy by telephone or Internet by following the instructions in the BLUE proxy card or voting instruction form in order to support the Board’s nominees and recommendations at the Annual Meeting.

What should I do if I receive a proxy card from Mr. Hammann?

As you may know, Jerald A. Hammann, who as of July 15, 2020 beneficially owned 43,703 shares of our Common Stock (representing approximately 0.1% of our total outstanding shares), has notified us of his intention to nominate himself for election as a Class II director at the Annual Meeting. We expect that you may receive proxy solicitation materials from Mr. Hammann, including opposition proxy statements and proxy cards. THE BOARD STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARDS OR VOTING INSTRUCTION FORMS THAT YOU MAY RECEIVE FROM MR. HAMMANN, INCLUDING TO VOTE “WITHHOLD” WITH RESPECT TO MR. HAMMANN’S NOMINEE (I.E., HIMSELF). We are not responsible for the accuracy of any information provided by or relating to Mr. Hammann contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Mr. Hammann or any other statements that Mr. Hammann or his representatives have made or may otherwise make. If you have already voted using the white proxy card provided by Mr. Hammann, you have every right to change your vote by completing and returning the enclosed BLUE proxy card or by voting over the Internet or by telephone by following the instructions provided on the enclosed BLUE proxy card or voting instruction form or by voting in person at the Annual Meeting. Only the latest dated proxy you submit will be counted. If you vote “withhold” on Mr. Hammann’s nominee using the white proxy card sent to you by Mr. Hammann, your vote will not be counted as a vote for the nominee recommended by the Board, but will result in the revocation of any previous vote you may have cast on the BLUE proxy card. IF YOU WISH TO VOTE PURSUANT TO THE RECOMMENDATIONS OF THE BOARD, YOU SHOULD DISREGARD ANY PROXY CARD THAT YOU RECEIVE OTHER THAN THE BLUE PROXY CARD. If you have any questions or need assistance voting, please call the Company’s proxy solicitor, at the contact listed below:

Saratoga Proxy Consulting, LLC

520 8th Avenue, 14th Floor

New York, NY 10018

Stockholders Call Toll Free: (888) 368-0379

Banks and Brokers Call Collect: (212) 257-1311

Email: info@saratogaproxy.com

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What if I change my mind after I return my proxy card?

As a stockholder as of the Record Date, if you submit a proxy, you may revoke your proxy at any time before it is voted at the Annual Meeting by (i) providing notice in writing of revocation that is dated later than the date of your proxy to the attention of our Corporate Secretary at CytRx Corporation, 11726 San Vicente Boulevard, Suite 650, Los Angeles, California 90049; (ii) by submitting a valid proxy bearing a later date over the Internet, by telephone or by mail to the Company’s office at 11726 San Vicente Boulevard, Suite 650, Los Angeles, California 90049, prior to the Annual Meeting; or (iii) by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in itself constitute revocation of a proxy.

Stockholders whose shares are held in street name with a broker, bank or other nominee may change or revoke their proxy instructions by following the instructions of their broker, bank or other nominee or submitting new voting instructions to the broker, bank or other nominee. Such stockholders may also vote in person at the Annual Meeting if they obtain a legal proxy from their broker, bank or other nominee, which holds their shares in street name.

If you have previously submitted a white proxy card sent to you by Mr. Hammann, you may change your vote by completing and returning the enclosed BLUE proxy card in the accompanying postage-paid envelope or by voting over the Internet or by telephone by following the instructions on your BLUE proxy card. Submitting any proxy card sent to you by Mr. Hammann will revoke votes you have previously made via the Company’s BLUE proxy card.

How will my shares be voted?

Holders of our Common Stock as of the close of business on the Record Date are entitled to one vote per share with respect to each of the matters to be presented at the Annual Meeting. All shares entitled to vote and represented by properly submitted proxies received before the polls are closed at the Annual Meeting, and not revoked or superseded, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. Where a choice has been specified on the BLUE proxy card with respect to the proposals, the shares represented by the BLUE proxy card will be voted as you specify. If you return a validly executed BLUE proxy card without indicating how your shares should be voted on a matter and you do not revoke your proxy, your proxy will be voted: “FOR” the election of the Board’s nominees set forth on the BLUE proxy card (Proposal 1); and “FOR” the ratification of the appointment of Weinberg as our independent registered public accounting firm for the fiscal year ending December 31, 2020 (Proposal 2).

What happens if I do not specify how I want my shares voted? What is a broker non-vote?

As a stockholder as of the close of business on the Record Date, if you properly complete, sign, date and return a BLUE proxy card or voting instruction form or submit your proxy by telephone or Internet, your shares of Common Stock will be voted as you specify. However, if you are a stockholder of record and you return an executed BLUE proxy card or submit your proxy by telephone or Internet and do not specify how you want your shares voted, the persons named as proxies will vote your shares:

●	“FOR” the election of Louis Ignarro (whose name is listed on the BLUE proxy card) as a Class I director, to serve on the Board until the Company’s 2022 Annual Meeting of Stockholders and until his successor is duly elected and qualified;

●	“FOR” the election of Steven A. Kriegsman (whose name is listed on the BLUE proxy card) as a Class II director, to serve on the Board until the Company’s 2023 Annual Meeting of Stockholders and until his successor is duly elected and qualified; and

●	“FOR” the ratification of the appointment of Weinberg as our independent registered public accounting firm for the fiscal year ended December 31, 2020.

A broker non-vote occurs when a broker is unable to vote on a proposal because the proposal is not routine and the stockholder who owns the shares in “street name” has not provided any voting instructions to the broker on that matter. Even though the Company’s Common Stock is listed on the OTC Markets, the rules of the New York Stock Exchange (“NYSE”) apply to brokers that are NYSE members voting on matters being submitted to stockholders at the Annual Meeting. Under the rules of the NYSE, if a proposal is routine, a broker holding shares for an owner in street name may vote on the proposal without voting instructions. Because we are facing a counter-solicitation, the NYSE rules governing brokers’ discretionary authority do not permit brokers to exercise discretionary voting power regarding any of the proposals to be voted on at the Annual Meeting. As a result, brokers are not entitled to vote on any of the proposals at the Annual Meeting without receiving voting instructions from the beneficial owners.

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As a result, if you own your shares beneficially in street name through a broker, we encourage you to provide voting instructions to the broker that holds your shares by carefully following the instructions provided in their notice to you.

What vote is required with respect to the proposals, and what is the effect of abstentions and broker non-votes on voting?

Under Proposal 1, directors will be elected by a plurality of the votes cast, meaning for each class the director nominees receiving the most votes, up to the total number of directors to be elected for that same class at the Annual Meeting, will be elected. “Withhold” votes and broker non-votes have no effect on the outcome of Proposal 1. To ratify the appointment of Weinberg as our independent registered public accounting firm for the fiscal year ending December 31, 2020, the affirmative vote of a majority of the shares of our common stock present in person or represented by proxy and entitled to vote on the proposal is required for ratification. As a result, abstention votes will have the same effect as votes “against” Proposal 2, and because the shares underlying broker non-votes are not deemed as represented at the Annual Meeting and entitled to vote on the proposal, broker non-votes will have no effect on Proposal 2. Abstentions and broker non-votes will be counted as present at the Annual Meeting for the purpose of determining a quorum.

What constitutes a quorum?

Our Bylaws provide that the presence, in person or by proxy, at the Annual Meeting of the holders of a majority of the outstanding shares of our common stock will constitute a quorum for the transaction of business.

For the purpose of determining the presence of a quorum, proxies marked “withhold” or “abstain” will be counted as present. Shares underlying broker non-votes also will be counted as present for purposes of establishing a quorum. At the close of business on August 3, 2020, there were 33,637,501 shares of our common stock issued and outstanding. Once the Record Date has passed, we intend to supplement this Proxy Statement with the number of shares of common stock issued and outstanding at the close of business on the Record Date, which shares will be entitled to vote at the Annual Meeting.

Could other matters be decided at the Annual Meeting?

We do not expect any other items of business will be presented for consideration at the Annual Meeting other than those described in this Proxy Statement. However, by completing, signing, dating and returning a BLUE proxy card or voting instruction form or submitting your proxy or voting instructions over the Internet or by telephone, you will give to the persons named as proxies discretionary voting authority with respect to any matter that may properly come before the Annual Meeting, and of which we did not have notice a reasonable time before we send the proxy materials for the Annual Meeting, and such persons named as proxies intend to vote in accordance with their best judgment on any such other matter and on matters incident to the conduct of the Annual Meeting, to the extent authorized under Rule 14a-4(c) under the Securities Exchange Act of 1934.

What happens if a director nominee is unable to stand for election?

If, at the time of the Annual Meeting, or any adjournment or postponement thereof, one or more of the Company’s director nominees is unable to serve or for good cause will not serve, the proxy agents intend to vote for such substitute nominee(s) as the Board recommends. If you have completed, signed and returned your BLUE proxy card or voting instruction form or submitted your proxy or voting instructions by telephone or Internet, Ms. Newman and Mr. Caloz, or either of them, can vote your shares for the substitute nominee(s).

What are the Board’s recommendations?

The recommendations of our Board are set forth together with the description of each Proposal in this Proxy Statement. In summary, our Board recommends a vote:

●	“FOR” the election of Dr. Louis Ignarro as a Class I director and “FOR” the election of Steven A. Kriegsman as a Class II director, both named in this Proxy Statement, as described in Proposal 1; and

●	“FOR” ratification of the appointment of Weinberg as our independent registered public accounting firm for the year ending December 31, 2020, as described in Proposal 2.

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Who will pay for the solicitation of proxies?

The Company will bear the entire cost of the solicitation of proxies, including preparation, assembly and mailing of this Proxy Statement, the BLUE proxy card, the Notice of Annual Meeting and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of our Common Stock in their names that are beneficially owned by others to forward to those beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation materials to the beneficial owners. Original solicitation of proxies may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or staff members. Other than the persons described in this Proxy Statement, no general class of employees of the Company will be employed to solicit stockholders in connection with this proxy solicitation. However, in the course of their regular duties, employees may be asked to perform clerical or ministerial tasks in furtherance of this solicitation. No additional compensation will be paid to our directors, officers or staff members for such services. We have retained Saratoga to act as a proxy solicitor in conjunction with the Annual Meeting. We have agreed to pay Saratoga $40,000, plus reasonable out-of-pocket expenses for proxy solicitation services. Saratoga expects that it will employ approximately 15 persons to assist in the solicitation.

Our aggregate expenses, including legal fees for attorneys, accountants, public relations, financial advisors, solicitors, printing, advertising, transportation, litigation and other costs incidental to the solicitation, but excluding (i) costs normally expended for a solicitation for an election of directors in the absence of a proxy contest and (ii) costs represented by salaries and wages of Company employees and officers, are expected to be approximately $300,000, of which approximately $80,000 has been incurred as of the date of this Proxy Statement.

Annex A sets forth information relating to our directors, director nominees, as well as certain of our officers who are considered “participants” in our solicitation under the rules of the SEC by reason of their position as directors and director nominees of the Company or because they may be soliciting proxies on our behalf.

Do I have appraisal or dissenters’ rights?

None of the applicable Delaware law, our Restated Certificate of Incorporation (as amended) nor our Bylaws provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals set forth in this Proxy Statement. Accordingly, you will have no right to dissent and obtain payment for your shares in connection with such proposals.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed to third parties except as may be necessary to meet legal requirements.

Where do I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting and publish the final results in a Form 8-K to be filed with the SEC. You may obtain a copy of the Form 8-K by contacting us at (310) 826-5648 or at an SEC public reference room. For the location of an SEC public reference room, please contact the SEC at (800) SEC-0330.

You can also read the Form 8-K that will contain the voting results on the Internet at www.cytrx.com or through the SEC’s electronic data system called EDGAR at www.sec.gov.

How do I receive an Annual Report?

A copy of our Annual Report is being delivered with this Proxy Statement. The Annual Report is also available on our website at www.cytrx.com/investor-relations/sec-filings/ and on the SEC’s website at www.sec.gov. The Annual Report available on our website includes a letter to stockholders from our Chairman and Chief Executive Officer. Copies of exhibits to the Annual Report will be made available for a reasonable charge upon written request to CytRx Corporation, 11726 San Vicente Boulevard, Suite 650, Los Angeles, California 90049, Attention: Corporate Secretary.

We encourage you to review our periodic reports filed with the SEC, including, but not limited to, our most recent Quarterly Report on Form 10-Q filed on May 14, 2020.

Whom should I call if I have questions about the Annual Meeting?

Saratoga is assisting us with our effort to solicit proxies. If you have any questions concerning the business to be conducted at the Annual Meeting, would like copies of this Proxy Statement or require assistance in authorizing a proxy or voting your shares of Common Stock, please contact Saratoga:

Saratoga Proxy Consulting, LLC

520 8th Avenue, 14th Floor

New York, NY 10018

Stockholders Call Toll Free: (888) 368-0379

Banks and Brokers Call Collect: (212) 257-1311

Email: info@saratogaproxy.com

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BACKGROUND OF THE SOLICITATION

On February 4, 2020, Mr. Hammann sent a letter to the Company pursuant to Section 220 of the Delaware General Corporate Law (“Section 220”) requesting certain information relating to the Company and its stockholders. The letter also stated that Mr. Hammann owned 43,703 shares of the Company’s Common Stock, representing approximately 0.1% of the Company’s then outstanding shares of Common Stock.

On February 7, 2020, Michael H. Pearson of Pearson, Simon & Warshaw, LLP, the Company’s outside litigation counsel, sent a response letter to Mr. Hammann stating that the Company would provide Mr. Hammann with the records to which he was legally entitled once he made a proper request in compliance with Delaware law. Mr. Pearson’s letter also requested Mr. Hammann to enter into a confidentiality agreement to protect the confidentiality of the materials to be produced once a proper Section 220 demand was made.

On February 8, 2020, Mr. Hammann sent the Company an amended demand letter pursuant to Section 220. In conjunction with the amended demand letter, Mr. Hammann also sent a reply letter to Mr. Pearson, which, among other things, questioned the legal basis for requesting a confidentiality agreement to be entered into in connection with the demand.

On February 12, 2020, Mr. Pearson sent a letter to Mr. Hammann reiterating the relevant requirements of Delaware law with respect to Section 220 demands and the deficiencies in Mr. Hammann’s amended Section 220 demand dated February 8, 2020 that needed to be cured. Mr. Pearson’s letter also reiterated that the Company would request a confidentiality agreement to ensure that the materials to be produced would be used for a proper purpose and to ensure confidentiality to the extent necessary. On that same day, Mr. Hammann sent a further amended demand letter to Mr. Pearson in conjunction with a reply letter, which, among other things, again questioned the legal basis for requesting a confidentiality agreement to be entered into in connection with the Section 220 demand.

On February 18, 2020, the Company received a nomination notice from Mr. Hammann, which notified the Company of his intention to nominate himself for election as a director. Mr. Hammann’s notice did not specify which class of directors he sought election to or which annual meeting of stockholders the election would take place.

On February 20, 2020, Mr. Pearson sent a letter to Mr. Hammann, stating that the Company was in the process of gathering and reviewing documents for relevancy and privilege. Subsequently on March 6, 2020, Mr. Pearson informed Mr. Hammann that the Company had completed its review and was preparing documents for production. Mr. Pearson also informed Mr. Hammann that certain documents to be produced contained non-public information and would need to be redacted unless Mr. Hammann signed a confidentiality agreement.

On March 9, 2020, Mr. Hammann told Mr. Pearson that he would not enter into a confidentiality agreement. Instead, Mr. Hammann represented in his letter that he would not purchase or sell any securities of the Company on the basis of the material non-public information to be provided by the Company.

On March 16, 2020, Mr. Pearson informed Mr. Hammann that documents in response to his February 12, 2020 demand were being sent. Mr. Pearson’s letter also stated that as a result of office closure due to the COVID-19 pandemic, the Company was unable to confirm that all documents had been gathered and produced. Mr. Hammann later confirmed receipt of the documents on March 21, 2020.

On May 19, 2020, Mr. Hammann sent an email to Mr. Pearson requesting additional documents encompassed by his February 12, 2020 demand. Mr. Hammann also asked about the status of the nomination notice previously delivered. Subsequently, on May 26, 2020, Mr. Pearson notified Mr. Hammann that, due to the COVID-19 pandemic, the Company’s corporate offices would remain closed and that despite the office closure, the Company would continue to perform a reasonable and complete search in response to Mr. Hammann’s February 12, 2020 demand. Mr. Pearson also stated that his firm represented the Company only in connection with Mr. Hammann’s Section 220 demands.

On May 27, 2020, Mr. Caloz, the Company’s Chief Financial Officer, sent a response email to Mr. Hammann, confirming receipt of Mr. Hammann’s nomination notice.

On May 29, 2020, the Company filed a preliminary proxy statement for the Annual Meeting with the SEC. The preliminary proxy statement did not contemplate that the Annual Meeting or its related solicitation would be contested.

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On June 12, 2020, the Company filed a definitive proxy statement for the Annual Meeting with the SEC, as further amended and supplemented on June 30, 2020. The Company’s definitive proxy statement did not contemplate that the Annual Meeting or its related solicitation would be contested. The Company started mailing a notice of Internet availability of proxy materials to stockholders on or about June 12, 2020.

On June 17, 2020, Mr. Hammann sent a letter to Mr. Pearson, which complained about the Company’s alleged delay in responding to his Section 220 demand and nomination notice and urged the Company to postpone the date of the Annual Meeting in light of the alleged delay.

On June 18, 2020, Mr. Caloz sent a response email to Mr. Hammann, confirming that Mr. Hammann’s nomination notice had been received and was made in accordance with the relevant section of the Company’s Bylaws.

On July 2, 2020, Mr. Hammann filed a preliminary proxy statement with the SEC. Subsequently, on July 6, 2020, Mr. Hammann filed an Amendment No. 1 to his preliminary proxy statement.

On July 8, 2020, Mr. Hammann sent a letter to Mr. Pearson, asking whether he should communicate with Mr. Pearson or with the Company directly with respect to his Section 220 demand, the Annual Meeting, his nomination notice and the other matters specified in the letter. Subsequently, on July 9, 2020, Mr. Pearson sent a response letter to Mr. Hammann, clarifying that his firm only represented the Company with respect to the Section 220 demands and that another law firm, Vinson & Elkins L.L.P. (“Vinson & Elkins”), had been retained to represent the Company regarding the other matters. Mr. Pearson’s letter also stated that the Company was continuing to conduct a search of electronic documents responsive to Mr. Hammann’s Section 220 demand and that the Company expected to produce any additional electronic materials by August 14, 2020, while reserving its right to supplement the response with physical documents upon the reopening of the office.

On July 13, 2020, attorneys of Vinson & Elkins held a telephone call with Mr. Hammann to explore a potential settlement between him and the Company.

On July 14, 2020, Mr. Hammann emailed attorneys of Vinson & Elkins his proposals for settlement. The proposals were designated as confidential between the parties.

On July 15, 2020, an attorney of Vinson & Elkins emailed the Company’s counterproposal for settlement to Mr. Hammann. Later that day, Mr. Hammann replied and described the Company’s counterproposal as “inadequate.” Mr. Hammann’s email also alleged that the Company’s management and Board were engaged in misconduct in connection with past option grants. Also on that day, after receiving Mr. Hammann’s reply email, attorneys of Vinson & Elkins had a telephone call with Mr. Hammann and offered an amended counterproposal, which was subsequently sent to Mr. Hammann by email.

Also on July 15, 2020, Mr. Hammann filed another amendment to his preliminary proxy statement.

On July 16, 2020, the Company announced that it had decided to postpone the Annual Meeting, which was previously scheduled for July 30, 2020. That same day, Mr. Hammann emailed the attorneys of Vinson & Elkins and explained that he expected to respond to the Company’s most recent counterproposal by “mid to late next week.”

On July 17, 2020, the attorneys of Vinson & Elkins held a telephone call with Mr. Hammann regarding a potential settlement.

On July 18, 2020, Mr. Hamman emailed the attorneys of Vinson & Elkins restating his view about the Company’s alleged misconduct in connection with past option grants. Among other things, Mr. Hammann’s email also set a time limit for the Company to respond.

On July 20, 2020, the Company filed its preliminary proxy statement with the SEC.

On July 27, 2020, Mr. Hammann filed another amendment to his preliminary proxy statement.

On August 3, 2020, Mr. Hammann emailed the attorneys of Vinson & Elkins regarding a potential settlement.

On August 7, 2020, the attorneys of Vinson & Elkins sent a letter to Mr. Hammann stating that the Company is prepared to produce certain additional books and records materials pursuant to Mr. Hammann’s Section 220 demand.

Also on August 7, 2020, the Company filed this definitive proxy statement with the SEC.

OUR BOARD STRONGLY DENIES ANY WRONGDOING ALLEGED BY MR. HAMMANN AND URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD OR VOTING INSTRUCTION FORM THAT YOU MAY RECEIVE FROM MR. HAMMANN, EVEN TO VOTE “WITHHOLD” WITH RESPECT TO HIS NOMINEE, AS DOING SO WILL CANCEL ANY PROXY YOU MAY HAVE PREVIOUSLY SUBMITTED, AS ONLY YOUR LATEST PROXY CARD OR VOTING INSTRUCTION FORM WILL BE COUNTED. THE WHITE PROXY CARDS DISTRIBUTED BY THE COMPANY IN CONNECTION WITH ITS PROXY STATEMENT FIRST MADE AVAILABLE ON OR ABOUT JUNE 12, 2020 DID NOT CONTEMPLATE A CONTESTED SOLICITATION AND HAVE BEEN VOIDED, AND YOU MUST COMPLETE AND SUBMIT A BLUE PROXY CARD OR VOTING INSTRUCTION FORM OR SUBMIT YOUR PROXY BY TELEPHONE OR INTERNET BY FOLLOWING THE INSTRUCTIONS IN THE BLUE PROXY CARD OR VOTING INSTRUCTION FORM IN ORDER TO SUPPORT THE BOARD’S NOMINEES AND RECOMMENDATIONS AT THE ANNUAL MEETING.

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PROPOSAL 1

ELECTION OF DIRECTORS

Pursuant to our Bylaws, our Board has fixed the number of our directors at four. Our Restated Certificate of Incorporation (as amended) and our Bylaws provide for the classification of our directors into three classes, which we refer to as Class I, Class II and Class III, with each Class to consist as nearly as possible of an equal number of directors. One Class of directors is to be elected at each Annual Meeting of Stockholders to serve for a term of three years.

We have one incumbent Class I director, Dr. Louis Ignarro, whose regular term of office was due to expire at the 2019 Annual Meeting of Stockholders. Since the Company did not attain a quorum for its 2019 Annual Meeting of Stockholders and, as a result, stockholders did not have an opportunity to elect Dr. Ignarro at the 2019 Annual Meeting of Stockholders, our Board has re-nominated the incumbent Class I director, Dr. Ignarro, for re-election as Class I director to serve until the 2022 Annual Meeting of Stockholders and until his successor is duly elected and qualified.

We have one incumbent director in Class II whose regular term expires at the Annual Meeting. Our Board has nominated the incumbent Class II director, Mr. Steven A. Kriegsman, for re-election as a Class II director to serve until the 2023 Annual Meeting of Stockholders and until his successor is duly elected and qualified.

Our Board, including its three independent directors, has evaluated each of the Board’s nominees and Mr. Hammann through consideration of each candidate’s qualifications and suitability, based on the criteria set forth in the Company’s Governance Guidelines. Based on its deliberations, the Board decided to re-nominate Dr. Ignarro for re-election as a Class I director and re-nominate Mr. Kriegsman for re-election as a Class II director. The Board’s decision was based on its carefully considered judgment that the experience, record and qualifications of the Board’s director nominees make them the best candidates to serve on the Board. We believe that each of the Board’s nominees possesses (i) an ability, as demonstrated by recognized success in his own field and prior contributions to the Board, to make meaningful contributions to the Board’s oversight of the Company’s business and affairs and (ii) an impeccable reputation of integrity and competence in his personal and professional activities.

We believe that Dr. Ignarro and Mr. Kriegsman will each be available and able to serve as directors once elected at the Annual Meeting. In the event that Dr. Ignarro or Mr. Kriegsman is unable to serve, or for good cause will not serve, the proxy holders will vote the proxies for such other substituted nominee as the Board recommends. If you have completed, signed and returned your BLUE proxy card or voting instruction form or submitted your proxy or voting instructions by telephone or Internet, Ms. Newman and Mr. Caloz, or either of them, can vote your shares for the substitute nominee.

Information concerning Dr. Ignarro and Mr. Kriegsman, as well as the directors whose terms of office will continue after the Annual Meeting, is set forth below. Each director’s age is indicated in parentheses after his name.

Class I — Nominee to Serve as Director Until the 2022 Annual Meeting of Stockholders

Louis Ignarro, Ph.D. (79) has been a director since July 2002 and has served as the Chairman of the Board’s Compensation Committee since December 2016. He has also served as the Company’s lead independent director since December 2016. Dr. Ignarro received the Nobel Prize for Medicine in 1998, in recognition of his discoveries of the effects of nitric oxide on human physiology. He previously served as a director of Global Genomics from 2000 until 2002. Until his retirement as Professor Emeritus in 2013, Dr. Ignarro served as the Jerome J. Belzer, M.D. Distinguished Professor of Pharmacology in the Department of Molecular and Medical Pharmacology at the UCLA School of Medicine. He had been at the UCLA School of Medicine since 1985 as a professor, acting chairman and assistant dean. Dr. Ignarro received a B.S. in Pharmacy from Columbia University and his Ph.D. in Pharmacology from the University of Minnesota. As a Nobel Laureate and an esteemed medical researcher, Dr. Ignarro’s intellect and experience enable him to offer important scientific guidance to our Board.

Class II — Nominee to Serve as Director Until the 2023 Annual Meeting of Stockholders

Steven A. Kriegsman (78) has been CytRx’s Chief Executive Officer and a director since July 2002. In October 2014, he was elected Chairman of the Board. Mr. Kriegsman served on the boards of directors of Galena Biopharma, Inc. from 2009 until 2016 and Catasys, Inc. from November 2013 to August 2015. He previously served as Director and Chairman of Global Genomics from 2000 until 2002. Since 2003, Mr. Kriegsman has been an inactive Chairman and the founder of Kriegsman Capital Group LLC, a financial advisory firm specializing in the development of alternative sources of equity capital for emerging growth companies in the healthcare industry. During his career, he has advised companies such as SuperGen Inc., Closure Medical Corporation, Novoste Corporation, Miravant Medical Technologies, and Maxim Pharmaceuticals. In the past, Mr. Kriegsman has also served on the board of directors of Bradley Pharmaceuticals, Inc. and Hythiam, Inc. Mr. Kriegsman has a B.S. degree with honors from New York University in Accounting and completed the Executive Program in Mergers and Acquisitions at New York University, The Management Institute. Mr. Kriegsman is a graduate of the Stanford Law School Directors’ College.

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Mr. Kriegsman was formerly a Certified Public Accountant with KPMG in New York City. In February 2006, Mr. Kriegsman received the Corporate Philanthropist of the Year Award from the Greater Los Angeles Chapter of the ALS Association and in October 2006, he received the Lou Gehrig Memorial Corporate Award from the Muscular Dystrophy Association. Mr. Kriegsman has been a guest speaker and lecturer at various universities including California Institute of Technology (Caltech), Brown University and New York University. He also was an instructor at York College in Jamaica (Queens), NY, where he taught business to a diverse group of students in York’s adult education program. Mr. Kriegsman has been active in various charitable organizations including the Biotechnology Industry Organization, the California Health Institute, the ALS Association, the Los Angeles Venture Association, the Southern California Biomedical Council, the American Association of Dance Companies and the Palisades-Malibu YMCA. Mr. Kriegsman served in the US Army from 1963-1969.

Mr. Kriegsman’s extensive history as a member of management is vital to the Board’s collective knowledge of our day-to-day operations. He also provides great insight as to how CytRx grew as an organization and his institutional knowledge is an invaluable asset to the Board in effecting its oversight of CytRx’s strategic plans. Mr. Kriegsman’s presence on the Board allows for a flow of information and ideas between the Board and management.

Vote Required for Approval

Directors will be elected by a plurality of the votes cast. “Plurality” means that, for the Board seat up for election in each class, the nominee who receives the largest number of “FOR” votes of the shares entitled to be voted in the election for directors will be elected. Votes that are withheld or shares that are not voted will have no effect on the outcome of the election of directors.

THE BOARD RECOMMENDS A VOTE

“FOR” ELECTION OF DR. IGNARRO AS A CLASS I DIRECTOR AND

“FOR” ELECTION OF MR. KRIEGSMAN AS A CLASS II DIRECTOR.

Continuing Directors

The following is a description of the incumbent Class III directors whose terms of office will continue after the Annual Meeting:

Class III – Term Expiring at the 2021 Annual Meeting of Stockholders

Dr. Earl W. Brien, M.D. (60) joined our Board in December 2016. He is a renowned orthopedic and sarcoma surgeon who is a Professor of Orthopedic Surgery and also the Surgical Director of the Sarcoma Service at Cedars Sinai Medical Center in Los Angeles, California. After completing his matriculation as a Fellow at Memorial Sloan Kettering Cancer Center and the Hospital for Special Surgery in musculoskeletal tumors and metabolic bone disease, respectively, he became the Director of the Musculoskelatal Tumor Program and Metabolic Bone Disease Center at Orthopedic Hospital. Dr. Brien is the recipient of numerous grants, with an extensive bibliography of peer-reviewed articles spanning more than 20 years to his credit. He has also presented annually at national and international meetings for the past 20 years. From 1993 until 2004, he served as the Cancer Commission Chairman and Cancer Liaison Physician for the American College of Surgeons Commission on Cancer at Orthopedic Hospital. Our Board believes that Dr. Brien is highly qualified to serve as a member of the Board because of his wide-ranging experience with sarcoma patients in particular, and his expertise in medical research and other matters related to the operation of a biotechnology company.

Joel K. Caldwell (65) joined our Board and became the Chairman of the Audit Committee in July 2017. He brings more than 30 years of experience in tax matters, finance and internal auditing. Mr. Caldwell retired from Southern California Edison, one of the nation’s largest public utilities, where he had been employed for 28 years in various executive-level accounting and finance positions covering Internal Audits, Executive Compensation, Long Term Finance, Employee Benefits and, most recently prior to his retirement, Sarbanes-Oxley Internal Controls Compliance. He also worked in public accounting at the firm of Arthur Andersen & Co. Mr. Caldwell volunteers his business skills, serving as a financial advisor on the board of trustees of a charitable organization, and continues his involvement with track and field sports by volunteering as a meet official at Pacific Palisades Charter High School. He holds B.S. and M.B.A. degrees from the University of California, Berkeley. Mr. Caldwell has been a Certified Public Accountant in California since 1982 and a Certified Internal Auditor since 1986. He is a member of both the American Institute of Certified Public Accountants and the California Society of Certified Public Accountants. His diverse background in accounting, auditing and finance will provide the Board with a balanced perspective to enhance its stewardship of the Company.

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CORPORATE GOVERNANCE

Meetings of the Board of Directors and Committees

Board of Directors

The property, affairs and business of CytRx are conducted under the general supervision and management of our Board as called for under the laws of Delaware and our Bylaws. Mr. Kriegsman, our Chief Executive Officer, also serves as Chairman of our Board. Dr. Ignarro serves as our lead independent director. Our Board has established two standing committees, the Audit Committee and the Compensation Committee to provide effective oversight of the Company.

The Board held five meetings in 2019. Each of our current directors attended at least 75% of the meetings of the Board and of Board committees on which the director served during this period. Board meeting agendas include regularly scheduled executive sessions for the independent directors to meet without management present.

Director Independence

Our Board has determined that the continuing directors, Dr. Brien and Mr. Caldwell, as well as the incumbent nominee Dr. Ignarro, are “independent” under the current independence standards of the OTC Markets, and have no material relationships with us (either directly or as a partner, stockholder or officer of any entity) that are inconsistent with a finding of their independence as members of our Board. Our Board has determined that the directors mentioned above also meet the higher standards of the OTC Markets of “independence” for purposes of service as members of our Audit Committee. In making these determinations, our Board has broadly considered all relevant facts and circumstances, recognizing that material relationships can include commercial, banking, consulting, legal, accounting, and familial relationships, among others.

The following table provides information concerning the current membership of our Board committees:

Name	Audit Committee	Compensation Committee
Louis J. Ignarro, Ph.D. (Lead Director)	●	Chairman
Earl W, Brien, M.D.
Joel Caldwell, CPA	Chairman	●

Audit Committee

Our Board has determined that each of the current members of the Audit Committee is “independent” under the current independence standards of the OTC Markets. Our Board has also determined that Mr. Caldwell is an audit committee financial expert.

The Audit Committee’s responsibilities include oversight activities described below under the “Audit Committee Report.” The Audit Committee reviews our financial structure, policies and procedures, appoints our independent registered public accounting firm, reviews with our independent registered public accounting firm the plans and results of the audit engagement, approves audit and permitted non-audit services provided by our independent registered public accounting firm, reviews the independence of our independent registered public accountants and reviews the adequacy of our internal accounting controls as well as of our ethics programs.

The Audit Committee has discussed with our independent registered public accounting firm the firm’s independence from management and us, including the matters in the written disclosures required by the Independence Standards Board, and considered the compatibility of permitted non-audit services with the auditors’ independence.

Audit Committee Report

Set forth below is the Audit Committee Report:

The following Report does not constitute soliciting material and should not be considered or deemed filed, or incorporated by reference into any filing, by us with the SEC, except to the extent we specifically incorporate this Report by reference.

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The primary function of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities relating to:

●	The quality and integrity of our financial statements and reports.

●	Our independent registered public accounting firm’s qualifications and independence.

●	The performance of our internal audit function and our independent auditors.

●	Compliance with our disclosure policy and applicable federal and state laws, including Delaware’s duty of disclosure.

The Audit Committee operates under a written charter adopted by our Board, a copy of which is available on our website at www.cytrx.com.

The Audit Committee’s primary duties and responsibilities are to:

●	Serve as an independent and objective party to monitor our financial reporting process and internal control system.

●	Review and appraise the audit efforts of our independent accountants and internal audit function.

●	Provide an open avenue of communication among the independent accountants, our management and the Board.

The Audit Committee provides assistance to the Board in fulfilling its oversight responsibilities to the stockholders, the investment community and others relating to our financial statements and the financial reporting process, our disclosure policy, our systems of internal accounting and financial controls, our internal audit function, the annual independent audit of our financial statements and the ethics programs established by our management and the Board. The Audit Committee has the sole authority (subject, if applicable, to stockholder ratification) to appoint or replace the outside auditors and is directly responsible for determining the compensation of the independent auditors. The Audit Committee also receives reports from the Disclosure Committee and Director of Communications Compliance.

The Audit Committee must pre-approve all auditing services and all permitted non-auditing services to be provided by the outside auditors. In general, the Audit Committee’s policy is to grant such approval where it determines that the non-audit services are not incompatible with maintaining the auditors’ independence and there are cost or other efficiencies in obtaining such services from the auditors as compared to other possible providers. During 2019, the Audit Committee approved all of the audit and non-audit services proposals submitted to it.

The Audit Committee met four times during 2019. The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention, with full access to all of our books, records, facilities and personnel, and to retain its own legal counsel and other advisers as it deems necessary or appropriate.

As part of its oversight of our financial statements, the Audit Committee reviews and discusses with both management and its outside auditors our interim financial statements and annual audited financial statements that are included in our Quarterly Reports on Form 10-Q and Annual Report on Form 10-K, respectively. Our management advised the Audit Committee in each case that all such financial statements were prepared in accordance with accounting principles generally accepted in the United States and reviewed significant accounting issues with the Audit Committee. These reviews included discussion with the outside auditors of matters required to be discussed under applicable rules, regulations and U.S. generally accepted auditing standards (including Auditing Standard No. 1301, “Communications with Audit Committees” as adopted by the Public Company Accounting Oversight Board (“PCAOB”).

The Audit Committee has retained Weinberg since June 2019 to audit our financial statements for 2019. The Audit Committee also has selected Weinberg as our independent registered public accounting firm for fiscal year 2020.

The Audit Committee discussed with Weinberg, which audited our annual financial statements for 2019, matters relating to its independence, including a review of audit and non-audit fees and the letter and written disclosures made by Weinberg to the Audit Committee as required by the PCAOB.

In addition, the Audit Committee reviewed initiatives aimed at strengthening the effectiveness of CytRx’s internal control structure. As part of this process, the Audit Committee continues to monitor and review staffing levels and steps taken to implement recommended improvements in internal procedures and controls.

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Taking all of these reviews and discussions into account, the Audit Committee recommended to our Board that our audited financial statements be included in our Annual Report, filed with the SEC.

Respectfully submitted,

Audit Committee:

Joel Caldwell, CPA, Chair

Louis Ignarro, Ph.D.

Compensation Committee

The Compensation Committee is authorized to determine the annual salaries and bonuses of our officers and to make and approve in its sole discretion, stock option grants and other discretionary awards under our stock option or other equity incentive plans to all persons who are Board members or officers, and shall approve the amount of stock options annually granted to staff. The Compensation Committee also is authorized to interpret our stock option plans, to prescribe, amend and rescind rules and regulations relating to the plans, to determine the term and provisions of the respective option agreements, and to make all other determinations deemed necessary or advisable for the administration of the plans. The Compensation Committee is also authorized to approve all special perquisites, special cash payments and other special compensation and benefit arrangements for officers. The Compensation Committee operates pursuant to a written charter a copy of which is available on our website at www.cytrx.com. Our Board has determined that each of the current members of the Compensation Committee, Dr. Ignarro and Mr. Caldwell, is “independent” under the current independence standards of the OTC Markets for purposes of service on the Compensation Committee.

The Compensation Committee has reviewed our compensation policies and practices for all employees, including our named executive officers, as they relate to risk management practices and risk-taking incentives, and has determined that there are no risks arising from these policies and practices that are reasonably likely to have a material adverse effect on us.

The Compensation Committee held three meetings during 2019.

Nominating Committee

The Company no longer has a standing nominating committee. In 2019, the Nomination and Governance Committee of the Board was disbanded to reduce expenses. The Board does not believe it requires a separate standing nominating committee because the Board is relatively small and can make the nominations acting as a whole. All the four members of the Board, three of whom are independent, participate in the consideration of director nominees.

Stockholder Recommendations of Director Candidates

The policy of the Board is that a stockholder wishing to submit recommendations for director candidates for consideration as nominees of the Board for election at an Annual Meeting of Stockholders must do so in writing by December 15 of the calendar year prior to the next Annual Meeting of Stockholders. The written recommendation must include the following information:

●	A statement that the writer is a stockholder and is proposing a candidate for consideration, and include the name and address of the stockholder and the number of shares of our Common Stock which the stockholder owns beneficially or of record.

●	The name and contact information for the candidate.

●	A statement of the candidate’s business and educational experience.

●	The number of shares of our Common Stock, if any, owned either beneficially or of record by the candidate and the length of time such shares have been so owned.

●	The written consent of the candidate to serve as a director if nominated and elected.

●	Information regarding any relationship or understanding between the proposing stockholder and the candidate.

●	A statement that the proposed candidate has agreed to furnish us all information as we deem necessary to evaluate such candidate’s qualifications to serve as a director.

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Any recommendations in proper form received from stockholders will be evaluated in the same manner that potential nominees recommended by our Board members or management are evaluated.

Stockholder Nominations of Directors

Our Bylaws specify the procedures by which stockholders may nominate director candidates directly, as opposed to merely recommending a director candidate to the Board as described above. Any stockholder nominations must comply with the requirements of our Bylaws and should be addressed to: Corporate Secretary, CytRx Corporation, 11726 San Vicente Boulevard, Suite 650, Los Angeles, California 90049. The deadline for such nominations is as discussed below under the heading “Stockholder Proposals For 2021 Annual Meeting of Stockholders.”

Qualifications for Consideration as Director Nominees

The Board has not established any specific minimum qualifications for director candidates, or any specific qualities or skills that a candidate must possess in order to be considered qualified to be nominated as a director. Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing board composition. In evaluating director nominees, our Board generally will consider, among other things, an individual’s business experience, industry experience, financial background, breadth of knowledge about issues affecting our Company, time available for meetings and consultation regarding Company matters and other particular skills and experience possessed by the individual. We have no formal policy of considering diversity in identifying director nominees, but the Board seeks to include on the Board a complementary mix of individuals with diverse backgrounds and skills reflecting the broad set of challenges that the Board confronts. These individual qualities can include matters such as experience in the Company’s industry, technical experience (i.e., medical or research expertise), experience gained in situations comparable to the Company’s, leadership experience, and relevant geographical diversity.

Stockholder Communication with Board Members

Stockholders who wish to communicate with our Board members may contact us by telephone, facsimile or regular mail at our principal executive office. Written stockholder communications specifically marked as a communication for our Board or a particular director, will be forwarded unopened to the Chairman of the Board or to the particular director to which they are addressed, or presented to the full Board or the particular director at the next regularly scheduled Board meeting. In addition, stockholder communications received by us via telephone or facsimile for our Board or a particular director will be forwarded to our Board or the particular director by an appropriate officer.

Code of Ethics

We have adopted a Code of Ethics applicable to all employees, including our principal executive officer, principal financial officer and principal accounting officer, a copy of which is available on our website at www.cytrx.com. We will furnish, without charge, a copy of our Code of Ethics upon request. Such requests should be directed to Attention: Corporate Secretary, 11726 San Vicente Boulevard, Suite 650, Los Angeles, California, or by telephone at 310-826-5648.

Board Leadership Structure

On October 15, 2014, our Board appointed Mr. Kriegsman as Chairman of the Board. The Chairman of the Board presides at all meetings of our Board (but not at its executive sessions) and exercises and performs such other powers and duties as may be assigned to him from time to time by the Board or prescribed by our Bylaws.

Our Board has no established policy on whether it should be led by a Chairman who is also the Chief Executive Officer, but periodically considers whether combining, or separating, the role of Chairman and Chief Executive Officer is appropriate. At this time, our Board is committed to the combined role given the circumstances of our Company, including Mr. Kriegsman’s knowledge of the pharmaceutical industry and our Company’s strategy. Our Board believes that having a Chairman who also serves as the Chief Executive Officer allows timely communication with our Board on company strategy and critical business issues, facilitates bringing key strategic and business issues and risks to the Board’s attention, avoids ambiguity in leadership within the Company, provides a unified leadership voice externally and clarifies accountability for Company business decisions and initiatives. In December 2016, Dr. Ignarro was appointed as an independent lead director to act as a liaison between the Chairman of the Board and the independent directors. The Board will continue to assess whether this leadership structure is appropriate and will adjust it as it deems appropriate.

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Board of Directors’ Role in Risk Oversight

In connection with its oversight responsibilities, our Board, including the Audit Committee, periodically assesses the significant risks that we face. These risks include, but are not limited to, financial, technological, competitive and operational risks. Our Board administers its risk oversight responsibilities through our Chief Executive Officer and Chief Financial Officer, who review and assess the operations of our business as well as operating management’s identification, assessment and mitigation of the material risks affecting our operations.

Transactions with Related Persons

General

Our Audit Committee is responsible for reviewing and approving, as appropriate, all transactions with related persons, in accordance with its Charter.

Transactions between us and one or more related persons may present risks or conflicts of interest or the appearance of conflicts of interest. Our Code of Ethics requires all employees, officers and directors to avoid activities or relationships that conflict, or may be perceived to conflict, with our interests or adversely affect our reputation. It is understood, however, that certain relationships or transactions may arise that would be deemed acceptable and appropriate so long as there is full disclosure of the interest of the related parties in the transaction and review and approval by disinterested directors to ensure there is a legitimate business reason for the transaction and that the transaction is fair to us and our stockholders.

As a result, the procedures followed by the Audit Committee to evaluate transactions with related persons require:

●	That all related person transactions, all material terms of the transactions and all the material facts as to the related person’s direct or indirect interest in, or relationship to, the related person transaction must be communicated to the Audit Committee; and

●	That all related person transactions, and any material amendment or modification to any related person transaction, be reviewed and approved or ratified by the Audit Committee.

Our Audit Committee will evaluate related person transactions based on:

●	Information provided by members of our Board in connection with the required annual evaluation of director independence;

●	Pertinent responses to the Directors’ and Officers’ Questionnaires submitted periodically by our officers and directors and provided to the Audit Committee by our management;

●	Background information on nominees for director provided by the Board or the stockholders making the nomination; and

●	Any other relevant information provided by any of our directors or officers.

In connection with its review and approval or ratification, if appropriate, of any related person transaction, our Audit Committee is to consider whether the transaction will compromise standards included in our Code of Ethics. In the case of any related person transaction involving an outside director or nominee for director, the Audit Committee also is to consider whether the transaction will compromise the director’s status as an independent director as prescribed in the standards of the OTC Markets pertaining to companies listed on OTCQB.

There were no related person transactions in 2019.

Applicable Definitions

For purposes of our Audit Committee’s review:

●	“Related person” has the meaning given to such term in Item 404(a) of Securities and Exchange Commission Regulation S-K (“Item 404(a)”); and

●	“Related person transaction” means any transaction for which disclosure is required under the terms of Item 404(a) involving us and any related persons.

Board Member Attendance at Annual Meetings

Our Corporate Governance Guidelines state that our directors are expected to attend the Company’s Annual Meeting of Stockholders. However, due to the COVID-19 pandemic, our directors will not attend the Annual Meeting in person. Our 2019 Annual Meeting of Stockholders was not convened due to lack of a quorum.

Delinquent Section 16(a) Reports

Each of our executive officers and directors and persons who owns more than 10% of our outstanding shares of Common Stock is required under Section 16(a) of the Securities Exchange Act to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock and to furnish us with copies of those reports. Based solely on our review of copies of reports we have received and written representations from certain reporting persons, we believe that our directors and executive officers and greater than 10% stockholders for 2019 timely complied with all applicable Section 16(a) filing requirements.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Based solely upon information made available to us, the following table sets forth information with respect to the beneficial ownership of our Common Stock as of August 3, 2020 by: (1) each person who is known by us to beneficially own more than five percent of our Common Stock; (2) each of our directors; (3) our named executive officers listed in the Summary Compensation Table under the caption “Executive Compensation”; and (4) all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the SEC rules. Shares of Common Stock subject to warrants or options that are presently exercisable, or exercisable within 60 days of August 3, 2020, which are indicated by footnote, are deemed outstanding in computing the percentage ownership of the person holding the warrants or options, but not in computing the percentage ownership of any other person. The percentage ownership reflected in the table is based on 33,637,501 shares of our Common Stock outstanding as of August 3, 2020. Except as otherwise indicated, the holders listed below have sole voting and investment power with respect to all shares of Common Stock shown, subject to applicable community property laws. An asterisk (*) represents beneficial ownership of less than 1%.

	Shares of Common Stock
Name of Beneficial Owner	Number		Percent
Named Executive Officers and Directors
Louis Ignarro, Ph.D.	872,427	(1)	2.6%
Steven A. Kriegsman	4,832,217	(2)	14.4%
Earl W. Brien, M.D.	590,247	(3)	1.8%
Joel Caldwell	510,000	(4)	1.5%
John Y. Caloz	593,516	(5)	1.8%
All executive officers and directors as a group (five persons)	7,398,407	(6)	22.0%
Name and Address of 5% Beneficial Owners
ImmunityBio, Inc.	1,969,697		5.9%
9920 Jefferson Blvd.
Culver City, CA 90232

(1)	Includes 870,238 shares subject to options or warrants.
(2)	Includes 3,957,505 shares subject to options or warrants.
(3)	Includes 580,000 shares subject to options or warrants.
(4)	Includes 510,000 shares subject to options or warrants.
(5)	Includes 592,759 shares subject to options or warrants.
(6)	Includes 6,510,502 shares subject to options or warrants.

Executive Officers

Set forth below is information regarding our current executive officers (other than information relating to Steven A. Kriegsman, our Chairman and Chief Executive Officer, which is set forth above under “Class II — Nominee to Serve as Director Until the 2023 Annual Meeting of Stockholders”). Each officer’s age is indicated in parentheses after his name.

John Y. Caloz (68) joined us in October 2007 as our Chief Accounting Officer. In January 2009, Mr. Caloz was named Chief Financial Officer. He has a history of providing senior financial leadership in the life sciences sector. From 2005 to 2006, Mr. Caloz served as the Chief Financial Officer of Occulogix, Inc, a NASDAQ listed, medical therapy company. Prior to that, from 2001 to 2004, Mr. Caloz served as the Chief Financial Officer of IRIS International Inc., a Chatsworth, CA based medical device manufacturer. From 1999 to 2000, he served as the Chief Financial Officer of San Francisco-based Synarc, Inc., a medical imaging company, and from 1993 to 1999 he was Senior Vice President, Finance and Chief Financial Officer of Phoenix International Life Sciences Inc. of Montreal, Canada, which was acquired by MDS Inc. in 1999. Mr. Caloz was a partner at Rooney, Greig, Whitrod, Filion & Associates of Saint Laurent, Quebec, Canada, a firm of Chartered Accountants specializing in research and development and high-tech companies, from 1983 to 1993. Mr. Caloz, a Chartered Professional Accountant and Chartered Accountant, holds a degree in Accounting from York University, Toronto, Canada.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table presents summary information concerning all compensation paid or accrued by us for services rendered in all capacities during 2019 and 2018 by Steven A. Kriegsman and John Y. Caloz, who served as our principal executive officer and principal financial officer, respectively, during the year ended December 31, 2019 (collectively, the “Named Executive Officers”):

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($) (1)	All Other Compensation ($) (2)	Total ($)
Steven A. Kriegsman	2019	850,000	190,000	654,000	13,700	1,707,700
Chief Executive Officer	2018	850,000	150,000	—	13,700	1,013,700
John Y. Caloz	2019	400,000	100,000	76,300	—	576,300
Chief Financial Officer	2018	400,000	100,000	—	—	500,000

(1)	The values shown in this column represent the aggregate grant date fair value of equity-based awards granted during the fiscal year, inclusive of Mr. Kriegsman’s restricted stock award, in accordance with ASC 718, “ Share Based-Payment.” The fair value of the stock options at the date of grant was estimated using the Black-Scholes option-pricing model, based on the assumptions described in Note 10 of the Notes to Financial Statements included in the Annual Report.

(2)	Represents life insurance premiums.

2019 Grants of Plan-Based Awards

In 2019, we granted stock options to our Named Executive Officers under our 2019 Stock Incentive Plan as follows:

2019 Grants of Plan-Based Awards

Name	Grant Date	All Other Option Awards (# of CytRx Shares)	Note	Exercise Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards ($)
Steven A. Kriegsman	12/13/2019	3,000,000	(1)	$0.26	$654,000
Chief Executive Officer
John Y. Caloz	12/13/2019	350,000	(1)	$0.26	$76,300
Chief Financial Officer

(1)	These options were fully vested on the grant date.

No stock options nor restricted stock were granted in 2018.

2000 Long-Term Incentive Plan, 2008 Stock Incentive Plan and the 2019 Stock Incentive Plan

The purpose of our 2000 Long-Term Incentive Plan, or 2000 Plan, our 2008 Stock Incentive Plan, or 2008 Plan, and our 2019 Stock Incentive Plan, or 2019 Plan, is to promote our success and enhance our value by linking the personal interests of our employees, officers, consultants and directors to those of our stockholders. The 2000 Plan was originally adopted by our Board on August 24, 2000 and by our stockholders on June 7, 2001, with certain amendments to the Plan having been subsequently approved by our Board and stockholders. On May 11, 2009, our Board approved an amendment to the 2000 Plan to allow for a one-time stock option re-pricing program for our employees. The 2008 Plan was adopted by our Board on November 21, 2008 and by our stockholders on July 1, 2009 with certain amendments to that Plan having been subsequently approved by our Board and stockholders. The 2019 Plan was adopted by our Board on November 15, 2019.

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Descriptions of the 2000 Plan, the 2008 Plan and the 2019 Plan

The 2000 Plan, the 2008 Plan, and the 2019 Plan, or the Plans, are administered by the Compensation Committee of our Board. The Compensation Committee has the power, authority and discretion to:

●	designate participants;

●	determine the types of awards to grant to each participant and the number, terms and conditions of any award;

●	establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Plan; and

●	make all other decisions and determinations that may be required under, or as the Compensation Committee deems necessary or advisable to administer, the Plan.

Awards under the 2000 Plan

The 2000 Plan expired on August 6, 2010, and thus no shares are available for future grant under the 2000 Plan.

Awards under the 2008 Plan

The 2008 Plan expired on November 20, 2018, and thus no shares are available for future grant under the 2008 Plan.

Awards under the 2019 Plan

The following is a summary of description of financial instruments that may be granted to participants in our 2019 Plan by the Compensation Committee of our Board.

Stock Options. The Compensation Committee is authorized to grant only and non-qualified stock options. The terms of any incentive stock option must meet the requirements of Section 422 of the Internal Revenue Code. The exercise price of an option may not be less than the fair market value of the underlying stock on the date of grant, and no option may have a term of more than 10 years from the grant date.

Restricted Stock. The Compensation Committee may make awards of restricted stock, which will be subject to forfeiture to us and other restrictions as the Compensation Committee may impose.

Stock Bonus Awards. The Compensation Committee may make awards of stock bonus awards in consideration for past services actually rendered, which will be subject to repurchase by us and such other terms as the Compensation Committee may impose.

Limitations on Transfer; Beneficiaries. Stock Option awards under the 2019 Plan may generally not be transferred or assigned by participants other than by will or the laws of descent and distribution. Awards of Restricted Stock or Stock Bonus awards may be transferred or assigned only upon such terms and conditions as set forth in the award agreement or as determined by the Compensation Committee in its discretion.

Acceleration Upon Certain Events. In the event of a “Corporate Transaction” as defined in the 2019 Plan, all outstanding options will become fully vested, subject to the holder’s consent with respect to incentive stock options, and exercisable and all restrictions on all outstanding awards will lapse. Unless the surviving or acquiring entity assumes the awards in the Corporate Transaction or the stock award agreement provides otherwise, the stock awards will terminate if not exercised at or prior to the Corporate Transaction.

Termination and Amendment

Our Board or the Compensation Committee may, at any time and from time to time, terminate or amend the 2019 Plan without stockholder approval; provided, however, that our Board or the Compensation Committee may condition any amendment on the approval of our stockholders if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations. No termination or amendment of the Plans may adversely affect any award previously granted without the written consent of the participants affected. The Compensation Committee may amend any outstanding award without the approval of the participants affected, except that no such amendment may diminish or impair the value of an award.

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Holdings of Previously Awarded Equity

Equity awards held as of December 31, 2019 by each of our Named Executive Officers were issued under our 2000 Plan, the 2008 Plan and our 2019 Plan. The following table sets forth outstanding equity awards held by our Named Executive Officers as of December 31, 2019:

2019 Outstanding Equity Awards at Fiscal Year-End

	Option Awards
	Number of Securities Underlying Unexercised Options (#)			Option Exercise	Option Expiration
Name	Exercisable		Unexercisable	Price ($)	Date
Steven A. Kriegsman	3,000,000	(1)	—	0.26	12/12/29
President and Chief Executive Officer	138,889	(1)	69,445	1.75	12/14/27
	645,995	(3)	129,199	n/a	n/a
	208,334		—	2.58	12/14/26
	166,666		—	14.64	12/14/25
	100,000		—	12.90	12/09/24
	154,167	(2)	—	27.96	12/09/23
	12,363		—	14.76	3/07/23
	83,334		—	10.98	12/10/22
	23,810		—	13.02	12/11/21
	17,858		—	42.42	12/14/20
John Y. Caloz	350,000	(1)	—	0.26	12/12/29
Chief Financial Officer	38,889	(1)	19,444	1.75	12/14/27
	58,333		—	2.58	12/14/26
	50,000		—	14.64	12/14/25
	33,334		—	12.90	12/14/24
	25,000	(2)	—	27.96	12/09/23
	16,667		—	10.98	12/10/22
	4,762		—	13.02	12/11/21
	1,191		—	42.42	12/14/20

(1)	These options vest in 36 equal monthly installments, subject to the Named Executive Officer’s remaining in our continuous employ through such dates. All stock options held by Mr. Kriegsman provide for (a) vesting, in full, of the stock options in the event of, and upon, FDA approval to market aldoxorubicin and in the event of the termination of his employment by us without “cause” or due to his “disability,” his resignation for “good reason” or his death and (b) the extended exercisability for their full term of all vested options in the event of the termination of his employment other than a termination by us with “cause” or his resignation without “good reason.”

(2)	The options were re-priced from $14.34 to $27.96 on June 1, 2015, with no change to the expiration date of the options.

(3)	Represents restricted stock fully-vested at December 31, 2019. On December 15, 2017, Mr. Kriegsman was granted 387,597 shares of restricted stock, which vest over three years in equal amounts. On December 15, 2016, Mr. Kriegsman was granted 387,597 shares of restricted stock, which vest over three years in equal annual amounts.

Employment Agreements and Potential Payment upon Termination or Change in Control

Employment Agreement with Steven A. Kriegsman

On December 13, 2019, the Company entered into a First Amendment to Amended and Restated Employment Agreement with Mr. Kriegsman pursuant to his continued employment as Chief Executive Officer. The employment agreement, as amended, will expire on December 31, 2024 but will automatically renew following the expiration date for successive additional one-year periods, unless either Mr. Kriegsman or we elect not to renew it.

Under his employment agreement, Mr. Kriegsman is currently entitled to receive a base salary of $850,000. Our Board (or its Compensation Committee) reviews the base salary annually and may increase (but not decrease) it in its sole discretion. In addition to his annual salary, Mr. Kriegsman is eligible to receive an annual bonus as determined by our Board (or its Compensation Committee) in its sole discretion, but not to be less than $150,000, and Mr. Kriegsman received a grant of fully-vested stock options to purchase 3,000,000 shares of Common Stock in connection with the First Amendment. In addition, Mr. Kriegsman, during his lifetime, and thereafter his heirs, are entitled to receive payments equal to ten percent (10%) of the gross milestone and royalty payments received by the Company (or its successor or assigns) from Orphazyme A/S (or its successor or assigns) in respect of Arimoclomol and the covered diseases of (i) Niemann-Pick disease Type C (NPC), (ii) Amyotrophic Lateral Sclerosis (ALS), (iii) Gaucher disease, (iv) Sporadic Inclusion Body Myositis (sIBM), and (v) any other diseases where Arimoclomol is used, including in combination with another molecular entity, in each case, following the sale of certain assets relating to the Company’s molecular chaperone regulation technology to Orphazyme pursuant to the Asset Purchase Agreement, dated May 13, 2011, less any applicable tax withholdings.

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Mr. Kriegsman is eligible to receive additional grants of options to purchase shares of our Common Stock. The number and terms of those options, including the vesting schedule, will be determined by our Board (or its Compensation Committee) in its sole discretion. In his employment agreement, however, we have agreed that all stock options held by Mr. Kriegsman will provide for (a) vesting, in full, of the stock options in the event of, and upon, FDA approval to market aldoxorubicin and in the event of the termination of Mr. Kriegsman’s employment by us without “cause” or due to his “disability,” his resignation for “good reason” or his death and (b) the extended exercisability for their full term of all vested options in the event of the termination of his employment by us without “cause,” his resignation for “good reason,” due to his disability or his death.

In Mr. Kriegsman’s employment agreement, we have agreed that, if he is made a party, or threatened to be made a party, to a suit or proceeding by reason of his service to us, we will indemnify and hold him harmless from all costs and expenses to the fullest extent permitted or authorized by our Restated Certificate of Incorporation (as amended) or Bylaws, or any resolution of our Board, to the extent not inconsistent with Delaware law. We also have agreed to advance to Mr. Kriegsman such costs and expenses upon his request if he undertakes to repay such advances if it ultimately is determined that he is not entitled to indemnification with respect to the same. These employment agreement provisions are not exclusive of any other rights to indemnification to which Mr. Kriegsman may be entitled and are in addition to any rights he may have under any policy of insurance maintained by us.

If his employment agreement is not renewed by us or by Mr. Kriegsman, or in the event we terminate Mr. Kriegsman’s employment without “cause” (as defined), or if Mr. Kriegsman terminates his employment with “good reason” (as defined), in either case whether during or following the term of his employment agreement (i) we have agreed to pay Mr. Kriegsman a lump-sum equal to his salary and prorated minimum annual bonus through the later of his date of termination or expiration of the employment agreement, plus his salary and minimum annual bonus for a period of three years thereafter, (ii) he will be entitled to immediate vesting of all stock options or other awards based on our equity securities, and (iii) he will also be entitled to continuation of his life insurance premium payments and continued participation in any of our health plans through to the later of the expiration of the amended and restated employment agreement or three years following his termination date. Mr. Kriegsman will have no obligation in such events to seek new employment or offset the severance payments to him by any compensation received from any subsequent reemployment by another employer.

Under Mr. Kriegsman’s employment agreement, he and his affiliated company, The Kriegsman Group LLC, are to provide us during the term of his employment with the first opportunity to conduct or take action with respect to any acquisition opportunity or any other potential transaction identified by them within the biotech, pharmaceutical or health care industries and that is within the scope of the business plan adopted by our Board. Mr. Kriegsman’s employment agreement also contains confidentiality provisions relating to our trade secrets and any other proprietary or confidential information, which provisions shall remain in effect for five years after the expiration of the employment agreement with respect to proprietary or confidential information and for so long as our trade secrets remain trade secrets.

Potential Payment in Connection with Change in Control for Steven A. Kriegsman

Mr. Kriegsman’s employment agreement contains no provision for payment to him upon the event of a change in control of the Company. If, however, a change in control (as defined in his employment agreement) occurs and within two years after the date on which the change in control occurs, Mr. Kriegsman’s employment is terminated by us without “cause” or by him for “good reason” (each as defined in his employment agreement), in either case, whether during or following the term of his employment agreement, then, in addition to the severance benefits described above, Mr. Kriegsman would be entitled to continued participation, for a period of thirty-six months that commences on the date of termination, of himself and his dependents in health plan benefits and with COBRA benefits commencing thereafter. To the extent that any payment or distribution of any type by us to or for the benefit of Mr. Kriegsman resulting from the termination of his employment is or will be subject to the excise tax imposed under Section 4999 of the Internal Revenue Code of 1986, as amended, we have agreed to pay Mr. Kriegsman, prior to the time the excise tax is payable with respect to any such payment (through withholding or otherwise), an additional amount that, after the imposition of all income, employment, excise and other taxes, penalties and interest thereon, is equal to the sum of (i) the excise tax on such payments plus (ii) any penalty and interest assessments associated with such excise tax.

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Employment Agreement with John Y. Caloz

John Y. Caloz is employed as our Chief Financial Officer pursuant to an employment agreement dated as of January 8, 2020 that is to expire on December 31, 2020. Mr. Caloz is paid an annual base salary of $400,000 and is eligible to receive an annual bonus as determined by our Board (or its Compensation Committee) in its sole discretion. In the event we terminate Mr. Caloz’s employment without cause (as defined), we have agreed to pay him a lump-sum equal to his accrued but unpaid salary and vacation, plus an amount equal to six months’ salary under his employment agreement.

We agree in Mr. Caloz’s employment agreement that if we do not offer to renew or extend his employment agreement, and that his employment had not theretofore been terminated, we will continue to pay him his annual salary thereunder during the period commencing upon expiration of his employment agreement and ending on June 30, 2021.

Quantification of Termination Payments and Benefits

The table below reflects the amount of compensation to each of our Named Executive Officers in the event of termination of such executive’s employment without “cause” or his resignation for “good reason,” termination following a change in control and termination upon the executive’s death or permanent disability. The Named Executive Officers are not entitled to any payments other than accrued compensation and benefits in the event of their voluntary resignation. The amounts shown in the table below assume that such termination was effective as of December 31, 2019, and thus includes amounts earned through such time, and are estimates only of the amounts that would be payable to the executives. The actual amounts to be paid will be determined upon the occurrence of the events indicated.

Termination Payments and Benefits

			Termination w/o Cause or, for Mr. Kriegsman, for Good Reason
Name	Benefit		Before Change in Control ($)	After Change in Control ($)	Death ($)	Disability ($)	Change in Control ($)
Steven A. Kriegsman	Severance Payment	(4)	6,800,000	6,800,000	6,800,000	6,800,000	—
President and Chief Executive Officer	Stock Options	(1)	—	—	—	—	—
	Health Insurance	(2)	210,000	210,000	210,000	210,000	—
	Life Insurance	(2)	109,300	109,300	—	109,300	—
	Bonus		1,200,000	1,200,000	1,200,000	1,200,000	—
	Tax Gross Up	(3)	—	—	—	—	—
John Y. Caloz	Severance Payment	(4)	200,000	400,000	—	—	—
Chief Financial Officer	Stock Options	(1)	—	—	—	—	—
	Health Insurance		—	—	22,500	22,500	—

(1)	Represents the aggregate value of stock options that vest and become exercisable immediately upon each of the triggering events listed as if such events took place on December 31, 2019, determined by the aggregate difference between the stock price as of December 31, 2019 and the exercise prices of the underlying options.

(2)	Represents the cost as of December 31, 2019 for benefits provided to Mr. Kriegsman for a period of eight years.

(3)	This table reflects the terms of Mr. Kriegsman’s amended and restated employment agreement dated as of December 13, 2019. Mr. Kriegsman’s employment agreement provides that if a change in control (as defined in our 2000 Plan or our 2008 Plan) occurs during the term of the employment agreement, and if, during the term and within three years after the date on which the change in control occurs, Mr. Kriegsman’s employment is terminated by us without “cause” or by him for “good reason” (each as defined in their respective employment agreement), then, to the extent that any payment or distribution of any type by us to or for the benefit of Mr. Kriegsman resulting from the termination of his respective employment is or will be subject to the excise tax imposed under Section 4999 of the Internal Revenue Code of 1986, as amended, we will pay Mr. Kriegsman prior to the time the excise tax is payable with respect to any such payment (through withholding or otherwise), an additional amount that, after the imposition of all income, employment, excise and other taxes, penalties and interest thereon, is equal to the sum of (i) the excise tax on such payments plus (ii) any penalty and interest assessments associated with such excise tax. Based on Mr. Kriegsman’s past compensation and the estimated payment that would result from a termination of employment following a change in control, we have estimated that a gross-up payment would not be required. “Good reason” as defined in Mr. Kriegsman’s employment agreement includes any change in Mr. Kriegsman’s duties or title, as applicable, that are inconsistent with his respective positions. Mr. Kriegsman’s employment agreement provides that, if the employment agreement is not renewed by us or by Mr. Kriegsman upon the expiration of its term on December 31, 2024, Mr. Kriegsman will be entitled to the termination payments and benefits described above.

(4)	Severance payments are prescribed by our employment agreements with the Named Executive Officer and represent a factor of their annual base compensation of six months, except for Mr. Kriegsman, which is the later of December 2024, the expiration of his agreement, plus three years.

22

COMPENSATION OF DIRECTORS

We use a combination of cash and stock-based compensation to attract and retain qualified candidates to serve on our Board. Directors who also are employees of our company currently receive no compensation for their service as directors or as members of Board committees. In setting director compensation, we consider the significant amount of time that directors dedicate to the fulfillment of their director responsibilities, as well as the competency and skills required of members of our Board. The directors’ compensation schedule has been in place since December 2013. The directors’ annual compensation year begins with the annual election of directors at the Annual Meeting of Stockholders. The annual retainer year period has been in place for directors since 2003. Periodically, our Board reviews our director compensation policies and, from time to time, makes changes to such policies based on various criteria the Board deems relevant.

During 2019, our non-employee directors received a quarterly retainer of $6,000 (plus an additional $5,000 for the Chairmen of the Audit and Compensation and Strategy Committees, and $1,500 for the Chairman of the Nomination and Governance Committee), a fee of $3,000 for each Board meeting attended ($750 for Board actions taken by unanimous written consent), $2,000 for each meeting of the Audit Committee and Compensation Committee attended, and $1,000 for each meeting of the Nomination and Governance Committee meeting attended. Non-employee directors who serve as the chairman of a Board committee received an additional $2,000 for each meeting of the Nomination and Governance Committee attended and an additional $2,500 for each meeting of the Audit, Compensation or Strategy Committees attended. In 2019, we disbanded both the Nomination and Governance Committee and the Strategy Committee, to reduce our expenses.

The following table sets forth the compensation paid to our non-employee directors for 2019:

Director Compensation Table

Name (1)	Fees Earned or Paid in Cash ($) (2)	Total ($)
Louis Ignarro, Ph.D., Lead Director	106,250	106,250
Earl Brien, M.D., Director	46,750	46,750
Joel Caldwell, Director	80,750	80,750

(1)	Steven A. Kriegsman does not receive additional compensation for his role as Chairman of the Board. For information relating to Mr. Kriegsman’s compensation as Chief Executive Officer, see the Summary Compensation Table above.

(2)	The amounts in this column represent cash payments made to Non-Employee Directors for annual retainer fees, committee and/or chairmanship fees and meeting fees during the year.

23

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF WEINBERG & COMPANY AS OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Appointment of Weinberg & Company

Weinberg was appointed to serve as our independent registered public accounting firm effective June 21, 2019 and audited our consolidated financial statements for the year ended December 31, 2019. Previously, BDO USA, LLP (“BDO”) served that role and audited our consolidated financial statements for the year ended December 31, 2018. The Audit Committee of the Board conducted a comprehensive, competitive process to determine the Company’s independent public accounting firm for the year ended December 31, 2019. The Audit Committee invited three accounting firms to participate in the process, and as a result of this process, the Audit Committee approved, effective June 21, 2019, the engagement of Weinberg as the Company’s independent registered public accounting firm for the year ended December 31, 2019. Weinberg does not have and has not had any financial interest, direct or indirect, in the Company, and does not have and has not had any connection with the Company except in its professional capacity as our independent auditors.

Our Audit Committee has reappointed Weinberg to serve as our independent registered public accounting firm for the year ending December 31, 2020. The ratification by our stockholders of the appointment of Weinberg is not required by law or by our Bylaws. Our Board, consistent with the practice of many publicly held corporations, is nevertheless submitting this appointment for ratification by the stockholders. If this appointment is not ratified at the Annual Meeting, the Audit Committee intends to reconsider its appointment of Weinberg. Even if the appointment is ratified, the Audit Committee in its sole discretion may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

Any material non-audit services to be provided by Weinberg are subject to the prior approval of the Audit Committee. In general, the Audit Committee’s policy is to grant such approval where it determines that the non-audit services are not incompatible with maintaining the independent registered public accounting firm’s independence and there are cost or other efficiencies in obtaining such services from the independent registered public accounting firm as compared to other possible providers.

We expect that representatives of Weinberg will be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Replacement of Prior Accounting Firm

The Company first engaged Weinberg as its independent registered public accounting firm effective June 21, 2019, as a result of a comprehensive, competitive process and upon the approval of the Audit Committee of the Board, which dismissed BDO from that role. BDO’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2018 and 2017 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that BDO’s report on the consolidated financial statements of the Company as of and for the years ended December 31, 2018 and 2017 contained a separate paragraph stating that “As discussed in Note 2 to the consolidated financial statements, the Company changed its method for recognizing revenue from contracts with customers effective January 1, 2018 as a result of adopting Accounting Standards Codification 606 – Revenue from Contracts with Customers”.

The audit report of BDO on the effectiveness of internal control over financial reporting as of December 31, 2017 did not contain any adverse opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. BDO was not required to report on the effectiveness of internal control over financial reporting as of December 31, 2018.

During the fiscal years ended December 31, 2018 and 2017 and the subsequent interim period through the dismissal of BDO, there were (i) no “disagreements” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, between the Company and BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which that, if not resolved to BDO’s satisfaction, would have caused BDO to make reference to the subject matter of any such disagreement in connection with its reports for such years and interim period and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K during the two most recent fiscal years or the subsequent interim period.

During the fiscal years ended December 31, 2018 and 2017 and the subsequent interim period prior to engaging Weinberg, neither the Company nor anyone on its behalf had consulted with Weinberg regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements and neither a written report nor oral advice was provided to the Company that Weinberg concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

24

Audit Fees

The fees for 2019 from Weinberg for professional services rendered in connection with the audit of our annual consolidated financial statements and reviews of our unaudited consolidated financial statements for the periods ended June 30 and September 30, 2019 were approximately $90,000. The fees from BDO for the review of our unaudited consolidated financial statements for the period ended March 31, 2019 and for transitional fees were $29,900. The fees from BDO for professional services rendered in connection with the audit of our annual consolidated financial statements and reviews of our unaudited consolidated financial statements and Form S-3 registration statements for 2018 were $180,220.

Audit-Related Fees

There were no audit-related fees for professional services rendered by Weinberg or BDO in either 2019 or 2018.

Tax Fees

The aggregate fees billed by Weinberg for professional services for tax compliance were $10,450 for 2019. The aggregate fees billed by BDO for professional services for tax compliance were $1,360 for 2019.

The aggregate fees billed by BDO for professional services for tax compliance, tax advice and tax planning were $35,165 for 2018.

All Other Fees

No other services were rendered by either Weinberg or BDO in either 2019 or 2018.

Pre-Approval Policies and Procedures

It is the policy of our Audit Committee that all services to be provided by our independent registered public accounting firm, including audit services and permitted audit-related and non-audit services, must be pre-approved by our Audit Committee. Our Audit Committee pre-approved all services, audit and non-audit, provided to us by Weinberg and BDO for 2019 and 2018.

Vote Required

The affirmative vote of a majority of the shares of our Common Stock present in person or represented by proxy and entitled to vote on Proposal 2 at the Annual Meeting is required for approval of the Proposal.

Recommendation of the Board

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF WEINBERG & COMPANY AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

25

STOCKHOLDER PROPOSALS FOR 2021 ANNUAL MEETING OF STOCKHOLDERS

Under Rule 14a-8 under the Securities Exchange Act of 1934, any stockholder desiring to submit a proposal for inclusion in our proxy materials for our 2021 Annual Meeting of Stockholders must provide the Company with a written copy of that proposal no later than 120 days before the first anniversary of the release of this Proxy Statement, or April 9, 2021. However, if the date of our 2021 Annual Meeting changes by more than 30 days from the date on which the Annual Meeting is held, then the deadline for stockholders to submit proposals under Rule 14a-8 for inclusion in our proxy materials for our 2021 Annual Meeting of Stockholders would be a reasonable time before we begin to print and send our proxy materials for the 2021 Annual Meeting of Stockholders. Notice of stockholder proposals or nominations that is not submitted for inclusion in our proxy materials for the 2021 Annual Meeting of Stockholders must be received by the Company no later than 120 days before the first anniversary of the release of this Proxy Statement, or April 9, 2021.

OTHER MATTERS

Delivery of Proxy Materials to Households

Some brokers, banks and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this notice and Proxy Statement may have been sent to multiple stockholders in your household. If you would prefer to receive separate copies of a Proxy Statement or annual report either now or in the future, please contact your broker, bank or other nominee. Upon written request to us at CytRx Corporation, 11726 San Vicente Boulevard, Suite 650, Los Angeles, California 90049, Attention: Corporate Secretary, or by telephone at 310-826-5648, we will promptly deliver without charge, upon oral or written request, a separate copy of the proxy material to any stockholder residing at an address to which only one copy was mailed. In addition, stockholders sharing an address can request delivery in the future of only a single copy of annual reports or proxy statements if they are currently receiving multiple copies upon written or oral request to us at the address and telephone number stated above.

Miscellaneous

We do not expect any other items of business will be presented for consideration at the Annual Meeting other than those described in this Proxy Statement. However, by completing, signing, dating and returning a BLUE proxy card or voting instruction form or submitting your proxy or voting instructions over the Internet or by telephone, you will give to the persons named as proxies discretionary voting authority with respect to any matter that may properly come before the Annual Meeting, and of which we did not have notice a reasonable time before we send the proxy materials for the Annual Meeting. Our management does not intend to present any other items of business and is not aware of any matters other than those set forth in this Proxy Statement that will be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy intend to vote the shares of our Common Stock that they represent in accordance with their best judgment, and such persons named as proxies intend to vote in accordance with their best judgment on any such other matter and on any matters incident to the conduct of the Annual Meeting, to the extent authorized under Rule 14a-4(c) under the Securities Exchange Act of 1934.

Annual Report

Accompanying this Proxy Statement is a copy of our Annual Report without exhibits, for the year ended December 31, 2019 filed with the SEC. These accompanying materials constitute our Annual Report. We will provide, without charge upon written request, a further copy of our Annual Report , including the financial statements and the financial statement schedules. Copies of the Form 10-K exhibits also are available without charge. Stockholders who would like such copies should direct their requests in writing to: CytRx Corporation, 11726 San Vicente Boulevard, Suite 650, Los Angeles, California 90049, Attention: Corporate Secretary.

August 7, 2020

By Order of the Board of Directors

/s/ John Y. Caloz
John Y. Caloz
Chief Financial Officer

26

ANNEX A

ADDITIONAL INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION

Under applicable rules and regulations of the Securities and Exchange Commission, members of the board of directors, the board’s nominees and certain officers and other employees of the Company are “participants” with respect to the Company’s solicitation of proxies in connection with the Annual Meeting. The following sets forth certain information about such persons (the “Participants”).

Directors and Director Nominees

The names and present principal occupation of our directors and director nominees, each a Participant, are set forth below. The business address for the Company’s current directors and director nominees is c/o CytRx Corporation, 11726 San Vicente Boulevard, Suite 650, Los Angeles, CA 90049.

Name	Present Principal Occupation
Steven A. Kriegsman	Chairman of the Board and CEO of CytRx Corporation
Dr. Earl W. Brien, M.D.	Orthopedic and Sarcoma Surgeon, Professor of Orthopedic Surgery and Surgical Director of the Sarcoma Service, Cedars Sinai Medical Center
Joel K. Caldwell	Certified Public Accountant
Dr. Louis Ignarro, Ph.D.	Professor Emeritus of Pharmacology, Department of Molecular and Medical Pharmacology, UCLA School of Medicine Lead Independent Director of CytRx Corporation

Officers and Employees

An executive officer and employee of the Company who is a Participant is John Y. Caloz. His business address is c/o CytRx Corporation, 11726 San Vicente Boulevard, Suite 650, Los Angeles, CA 90049. His present principal occupation is stated below.

Name	Present Principal Occupation
John Y. Caloz	Chief Financial Officer, CytRx Corporation

Information Regarding Ownership of the Company’s Securities by Participants

The number of the Company’s securities beneficially owned by the Participants as of August 3, 2020 is set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” in this Proxy Statement.

Information Regarding Transactions in the Company’s Securities by Participants

The following table sets forth information regarding purchases and sales of the Company’s securities by the Participants within the past two years. No part of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Date	Title of Security	Number of Shares	Transaction
Dr. Earl W. Brien, M.D.	12/13/2019	Stock Option (Right to Buy)	450,000	Grant, Award or Other Acquisition
Joel K. Caldwell	12/13/2019	Stock Option (Right to Buy)	450,000	Grant, Award or Other Acquisition
John Y. Caloz	12/13/2019	Stock Option (Right to Buy)	350,000	Grant, Award or Other Acquisition
Dr. Louis Ignarro, Ph.D.	12/13/2019	Stock Option (Right to Buy)	700,000	Grant, Award or Other Acquisition
Steven A. Kriegsman	12/13/2019	Stock Option (Right to Buy)	3,000,000	Grant, Award or Other Acquisition

Miscellaneous Information Concerning Participants

Other than as set forth in this Annex A or elsewhere in this Proxy Statement and based on the information provided by each Participant, none of the Participants or their associates (i) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, or owns of record but not beneficially, any shares of common stock or other securities of the Company or any of its subsidiaries or (ii) has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting. In addition, neither the Company nor any of the Participants listed above is now or has been within the past year a party to any contract, arrangement, or understanding with any person with respect to any of the Company’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies. No Participant has been convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) during the past ten years.

Other than as set forth in this Annex A or elsewhere in this Proxy Statement and based on the information provided by each Participant, neither the Company nor any of the Participants listed above or any of their associates have or will have (i) any arrangements or understandings with any person with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party or (ii) a direct or indirect material interest in any transaction or series of similar transactions since the beginning of our last fiscal year or any currently proposed transactions, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

27

CYTRX CORPORATION
ATTN: JOHN CALOZ
11726 SAN VICENTE BLVD.
SUITE 650
LOS ANGELES, CA 90049

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and and for electronic delivery of information up until 11:59 p.m. Eastern Time on September 2, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on September 2, 2020. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D22087-P43800 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS BLUE PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CYTRX CORPORATION

The Board of Directors recommends you vote FOR the director nominees in Proposal 1:

1. *Election of Class I Director.* On the Company's Proposal to elect the following nominee as Class I director to serve until the 2022 Annual Meeting of Stockholders of the Company and until his successor is duly elected and qualified:

	For	Withhold
Nominee:		
1a. Dr. Lou Ignarro, Ph.D.	☐	☐

Election of Class II Director. On the Company's Proposal to elect the following nominee as Class II director to serve until the 2023 Annual Meeting of Stockholders of the Company and until his successor is duly elected and qualified:

	For	Withhold
Nominee:		
1b. Mr. Steven A. Kriegsman	☐	☐

The Board of Directors recommends you vote FOR the following proposal of the Company:	For	Against	Abstain
2. *Ratification of Independent Registered Public Accounting Firm.* On the Proposal to ratify the appointment of Weinberg & Company as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020.	☐	☐	☐

NOTE: The proposals to be voted on may also include such other business as may properly come before the meeting or any adjournment or postponement thereof.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign this Proxy as your name appears on your stock certificate and date it below. Where shares are held jointly, each stockholder must sign. When signing as executor, administrator, or guardian, please give full title as such. If a corporation, please sign using the full corporation name by president or other authorized officer, indicating the officer's title. If a partnership, please sign in the partnership's name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

If you plan to attend the Annual Meeting in person, please note that due to COVID-19 we will enforce appropriate social distancing protocols and request that all stockholders wear an appropriate face covering. In addition, the Company may employ a screener to conduct temperature checks of all attendees prior to allowing admission to the Annual Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF CYTRX CORPORATION'S BOARD OF DIRECTORS AND MAY BE REVOKED BY THE STOCKHOLDER PRIOR TO ITS EXERCISE.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at https://materials.proxyvote.com/232828.

D22088-P43800

CYTRX CORPORATION
Annual Meeting of Stockholders
September 3, 2020 10:00 AM
This BLUE proxy is solicited by the Board of Directors

The undersigned stockholder of Cytrx Corporation (the "Company") hereby revokes all prior proxies and constitutes and appoints Mr. John Y. Caloz and Ms. Cristina Newman, or either one of them, as proxy attorney-in-fact, each with full power of substitution, to vote the number of shares of common stock of the Company that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held at the Company's corporate offices, 11726 San Vicente Blvd., Suite 650 Los Angeles, CA 90049, at 10:00 A.M., local time on Thursday, September 3, 2020 and at any postponement or adjournment thereof (the "Annual Meeting"), upon the Proposals described in the Notice of Annual Meeting of Stockholders and Proxy Statement, both dated August 7, 2020, the receipt of which is acknowledged, in the manner specified below.

This BLUE Proxy, if properly executed and returned prior to the Annual Meeting, will be voted in the manner directed on the reverse side. If no direction is made, this Proxy will be voted in accordance with the recommendations of the CytRx Board of Directors for Proposals 1 and 2, and in the proxy holder's discretion on all other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof and on matters incident to the conduct of the Annual Meeting, to the extent authorized under Rule 14a-4(c) under the Securities Exchange Act of 1934.

Continued and to be signed on reverse side